SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8K



CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event report)   November 3, 1999

Conestoga Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania   ______              3330715                   232565087
(State or other jurisdiction      (Commission            (IRS Employer
of incorporation)                 File Number)      Identification No)

202 East First Street, Birdsboro, Pennsylvania                 19508_
(Address of principal executive officers)			      (Zip Code)

Registrants telephone number, including area code        6105828711 _



     (Former name or former address, if changed since last report.)

Item 5.	Other Events

	Conestoga Enterprises, Inc. (CEI) signed a definitive agreement for the acquisition of all outstanding shares of common stock of TeleBeam, Incorporated (TB) for 735,000 shares of common stock of CEI. The total value of the transaction is approximately $27,000,000.

	Pursuant to the merger agreement, TB would become a subsidiary of CEI. The closing of the transaction is subject to regulatory approvals, TB stockholder approval, a registration statement (with respect to the common stock being offered to TB shareholders) being declared effective by the Securities and Exchange Commission and other conditions. Accordingly, there can be no assurance that a transaction will be consummated. The common stock will be offered only by means of a prospectus.

Item 7.	Exhibits

       Exhibits

	10.1	Amended and Restated Agreement and Plan of Merger
among TeleBeam, Incorporated, Conestoga Enterprises,
Inc. and TE Merger Corporation

	99	Press release of Conestoga Enterprises, Inc. dated
as of November 3, 1999, announcing the signing of a definitive merger agreement with TeleBeam,
Incorporated

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							CONESTOGA ENTERPRISES, INC.


	By:_________________________________
							Name:	  Albert H. Kramer
							Title:  President

Date:  November 18, 1999






CONESTOGA ENTERPRISES, INC.				      NEWS RELEASE

FOR IMMEDIATE RELEASE					      NOVEMBER 4, 1999


CONESTOGA ENTERPRISES, INC. ANNOUNCES THE
ACQUISITION OF TELEBEAM, INCORPORATED


BIRDSBORO and STATE COLLEGE, PENNSYLVANIA  (November 4, 1999)
Conestoga Enterprises, Inc. (CEI) (NASDAQ: CENI) and TeleBeam, Incorporated (TeleBeam) announced today the execution of a definitive acquisition agreement for the acquisition of the outstanding stock of TeleBeam by CEI. The transaction is valued at approximately $27.5 million, which includes the assumption of TeleBeams outstanding indebtedness. CEI will be exchanging 715,000 shares of its common stock and $350,000 cash for all of the outstanding common shares of TeleBeam. The transaction will be accounted for as a pooling of interests.
Albert H. Kramer, President of CEI, said The combination of
TeleBeam with CEI accelerates our strategic effort to deploy a full bundle of communications services, including highspeed data, video, voice and wireless services, throughout central and eastern Pennsylvania. Moreover, combining TeleBeams current long distance service with CEIs long distance operations will enhance our scale and competitiveness in our markets. Mr. Kramer added, TeleBeam has positioned itself on the cutting edge of data technology deployment that will offer significant enhancements to our networks.
Ara M. Kervandjian, President and Chief Executive Officer of
TeleBeam, stated We are excited to be joining a telecommunications leader such as CEI which accelerates our planned deployment schedules, in addition to fulfilling commitments to our communities and our customers. CEI offers TeleBeam the necessary resources to be a major competitor in State College, Williamsport, and our surrounding markets.
	Mr. Kervandjian will remain as the President and Chief Executive Officer of TeleBeam, in addition to maintaining TeleBeams entire management team. Mr. Kramer stated, TeleBeam has assembled a talented team of professionals which complements our existing management at CEI and we look forward to working together to achieve our mutual goals of expansion and growth.
Founded in 1992, TeleBeam is a privately held data CLEC which provides highspeed data, long distance voice and cable television service to more than 6,000 customers throughout central and eastern Pennsylvania.
Conestoga Enterprises, Inc. is a Birdsboro, Pennsylvania based diversified telecommunications company with subsidiaries providing local telephone service (ILEC and CLEC), telephone equipment sales and service, long distance service, wireless PCS service, paging and Internet access. The company provides services in southeastern and central Pennsylvania, serving in excess of 75,000 customers.

This news release may contain forward looking statements. While the company believes they are expressed in good faith, there are no assurances that the actual outcome or results will not differ materially from any forward looking statement contained within.



Contact:	Albert H. Kramer			Ara M. Kervandjian
		President				President and Chief
Executive Officer
		Conestoga Enterprises, Inc.	TeleBeam, Inc.
		202 East First Street		467 East Beaver Avenue
		Birdsboro, PA  19508		State College, PA  16801
		6105826204			8142380000


AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER


	AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER dated as of November 12, 1999, among CONESTOGA ENTERPRISES, INC. (CEI), a
Pennsylvania corporation, TELEBEAM, INCORPORATED (TeleBeam), a
Delaware corporation, and TE MERGER CORPORATION (Sub), a Pennsylvania corporation and a wholly owned subsidiary of CEI.

Background

	The Boards of Directors of CEI, Sub and TeleBeam deem it advisable and in the best interests of the shareholders of their respective corporations that TeleBeam be acquired by CEI through the merger of TeleBeam with and into Sub (the Merger) pursuant to the Pennsylvania Business Corporation Law (the Corporation Law) in accordance with the provisions of this Agreement (together with the Schedules attached hereto, this Agreement).

	NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound hereby, the parties agree that they will carry out and consummate this Agreement.


ARTICLE I

DEFINITIONS

	The following terms shall have the following meanings, respectively, when used in this Agreement (applicable to both the singular and plural forms of the terms defined):

	Acquisition Transaction  as defined in Section 5.9.

	Appraisal Shares  as defined in Section 2.4.

	Authorizations  as defined in Section 3.19.

	Benefit Plans  as defined in Section 3.18(a).

	CEI  Conestoga Enterprises, Inc., a Pennsylvania corporation.

	CEI Balance Sheet  as defined in Section 4.7.

	CEI Common Stock the shares of the common stock, par value $1.00 per share, of CEI.

	CEI Financial Statements  as defined in Section 4.7.

	CEI Material Adverse Effect a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or operations of CEI and its Subsidiaries taken as a whole.

	CEI Schedule  as defined in Section 4.

	CEI SEC Documents  as defined in Section 4.9.

	Closing  as defined in Section 2.3(b).

	Closing Date  as defined in Section 2.3(b).

	Code  the Internal Revenue Code of 1986, as amended.

	Contracts  as defined in Section 3.14(a).

	Corporation Laws  the Delaware Corporate Law and the
Pennsylvania Corporation Law.

	Deemed Conversion Shares  As defined in Section 2.2(g).

	Delaware Corporation Law the Delaware Corporation Law, as amended from time to time.

	Effective Date  as defined in Section 2.3(b).

	ERISA the Employment Retirement Income Security Act of 1974, as amended.

	IRS  the Internal Revenue Service.

	Market Price  as defined in Section 2.2(f).

	Merger  the merger of TeleBeam with and into Sub described in
Section 2.1.

	Merger Consideration  as defined in Section 2.2(d).

	1933 Act  the Securities Act of 1933, as amended.

	1934 Act  the Securities Exchange Act of 1934, as amended.

	Objecting Shareholder  as defined in Section 2.4.

	Old Certificates  as defined in Section 2.5(a).

	Pennsylvania Corporation Law  the Pennsylvania Business
Corporation Law, as amended from time to time.

        Per Share Merger Consideration Price  as defined in Section
2.2(g).

	Prospectus and Proxy Statement  as defined in Section 3.23.

	Registration Statement  as defined in Section 2.3(a).

	Representatives  as defined in Section 5.9.

	SEC  the Securities and Exchange Commission.

	Sub  TE Merger Corporation, a Pennsylvania corporation.

	Sub Common Stock the shares of the common stock, without par value, of Sub.

	Subsidiary an entity of which the referenced person owns or controls fifty percent (50%) or more of the legal or beneficial ownership interests therein.

	Surviving Corporation  as defined in Section 2.1.

	TeleBeam  TeleBeam, Incorporated, a Delaware corporation.

	TeleBeam Balance Sheet  as defined in Section 3.7(a).

	TeleBeam Common Stock the shares of common stock, par value $.01 per share, of TeleBeam.

	TeleBeam Financial Statements  as defined in Section 3.7(a).

	TeleBeam Material Adverse Effect a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or operations of TeleBeam and its Subsidiary taken as a whole, including, without limitation, any single event or occurrence which individually would have an adverse economic effect on TeleBeam of more than $200,000.

	TeleBeam Schedule  as defined in Section 3.

	Third Party  as defined in Section 5.9.

	Unclaimed Shares  as defined in Section 2.5(e).



ARTICLE II

PLAN OF MERGER

	2.1	The Merger.  On the Effective Date TeleBeam shall be
merged with and into Sub pursuant to this Agreement and the separate existence of TeleBeam shall cease. Sub shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the Surviving Corporation), and the separate corporate existence of Sub with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The TeleBeam Equity Compensation Plan, as amended, shall be terminated as of the Effective Date.

	2.2	Conversion and Exchange of Shares.

		(a)	CEI Common Stock.  The shares of CEI Common Stock
issued and outstanding immediately prior to the Effective Date shall, on the Effective Date, continue to be issued and outstanding.

		(b)	Sub Common Stock.  The shares of Sub Common Stock
issued and outstanding immediately prior to the Effective Date shall remain outstanding and unchanged after the Merger and shall thereafter constitute all of the issued and outstanding shares of the capital stock of the Surviving Corporation.

		(c)	TeleBeam Common Stock.  Upon the Effective Date, the
shares of TeleBeam Common Stock issued and outstanding and held by any person, except for Appraisal Shares, shall, by virtue of the Merger and without any action on the part of the holder thereof, shall become and be converted into the right to receive the shares of CEI Common
Stock constituting the holders applicable portion of the Merger
Consideration (as defined in Subparagraph (d) below). As of the Effective Date, each share of TeleBeam Common Stock held as treasury stock of TeleBeam, shall be canceled and retired and cease to exist, and no exchange or payment shall be made with respect thereto.

		(d)	Merger Consideration.  CEI has agreed to issue
735,000 shares of CEI Common Stock (subject to the collars provided in subsection (e) below) as merger consideration (the Merger Consideration). Each TeleBeam stockholder shall be entitled to receive that portion of the Merger Consideration determined by multiplying the Merger Consideration by a fraction, the numerator of which is the sum of (i) the number of shares of TeleBeam Common Stock owned of record by such stockholder immediately prior to the Effective Date and (ii) the number of Deemed Conversion Shares, as determined in subsection (g) below, accrued to such stockholder immediately prior to the Effective Date, and the denominator of which is the sum of (i) the total number of shares of TeleBeam Common Stock issued and outstanding immediately prior to the Effective Date, including shares acquired by reason of the exercise of stock options between the date hereof and the Effective Date, and (ii) the total number of Deemed Conversion Shares.

		(e)	Collar.  The CEI Common Stock to be exchanged in the
Merger shall be 735,000 shares, if the Market Price of the CEI Common
Shares is not less than $18.085 per share and not more than $21.085 per share on the Effective Date. The number of shares of CEI Common
Stock to be exchanged in the Merger shall be subject to adjustment as follows:

			(i)	In the event that the Market Price of the CEI
Common Stock is less than $18.085 per share, the number of shares of CEI Common Stock shall increase by a fraction determined by $18.085 divided by the Market Price multiplied by 735,000.

			(ii)	In the event that the Market Price of the CEI
Common Stock exceeds $21.085 per share, the number of shares of CEI
Common Stock shall decrease by a fraction determined by 21.085 divided by the Market Price multiplied by 735,000.

                     (iii) If the Market Price of the CEI Common Stock is less than $15.00 per share, TeleBeam may terminate this Agreement.

                     (iv) If prior to the Effective Date the outstanding shares of CEI Common Stock shall have been increased, decreased or changed into or exchanged for a different number or kind of shares or securities through a stock dividend, stock split, or reverse stock split, appropriate adjustment shall be made to the common stock consideration specified in Section 2.2(d) and (e) above.

		(f)	Market Price Defined.  As used herein, the term
Market Price shall mean (i) the sum of the average of the last reported bid and ask prices per share of CEI Common Stock quoted by each of the four principal market makers for CEI Common Stock for each of the last 10 NASDAQ trading days immediately preceding the fourth business day prior to the Closing Date, (ii) divided by 10.

		(g)	Deemed Conversion Shares.  Holders of TeleBeam stock
options who do not exercise such options prior to the Effective Date shall be deemed to receive a number of shares of TeleBeam Common Stock (Deemed Conversion Shares) valued at the Per Share Merger
Consideration Price defined below which shall then be exchanged in the Merger for shares of CEI Common Stock, equal to the deemed value of such holders TeleBeam stock options. Such deemed value shall be calculated as the difference between the Per Share Merger
Consideration Price and the exercise price per share pursuant to the holders TeleBeam stock option multiplied by the number of shares subject to such stock option . As used herein, the Per Share Merger Consideration Price shall mean the Merger Consideration (using $19.585 per share of CEI Common Stock to value such shares unless the number of shares of CEI Common Stock exchanged in the Merger is different than 735,000 because of the collars provided in subsection (e) above, in which case the Market Price of the CEI Common Stock as defined in subsection (f) above shall be used to value such shares) divided by the sum of (A) the number of shares of TeleBeam Common Stock issued and outstanding on the date hereof and (B) the number of shares of TeleBeam Common Stock subject to outstanding and unexercised stock options on the date hereof.


	2.3	Timing.

		(a)	Shareholder Approval.  TeleBeam shall submit this
Agreement to its stockholders for approval as provided in Section 5.5 hereof. In connection with such meeting, TeleBeam and CEI shall each take, as promptly as practical, such reasonable steps as shall be necessary for the preparation and filing by CEI of a registration statement under the 1933 Act on Form S4 (the Registration Statement) with the SEC and shall use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable.

		(b)	Closing and Effective Date.  The parties shall hold
a closing (the Closing) on a mutually agreeable date (the Closing
Date) no later than the fifth business day after the satisfaction or waiver of the conditions set forth in Article V and Article VI of this Agreement, at 10:00 A.M., local time, at the offices of CEI, or at such other place or time as the parties agree upon. On the Closing
Date or as soon thereafter as is practicable, the parties shall execute and file in the offices of the Corporation Bureaus of the Commonwealth of Pennsylvania and the State of Delaware appropriate
Articles of Merger in accordance with the provisions of the Corporation Laws. The Effective Date shall be the date of filing the Articles of Merger.

	2.4	Appraisal Rights.  The shares of TeleBeam Common Stock
(Appraisal Shares) held by any stockholder of TeleBeam who has exercised appraisal rights pursuant to the Delaware Corporation Law (an Objecting Shareholder) shall not be converted pursuant to this plan unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holders appraisal rights under the Delaware Corporation Law, and shall be entitled to receive only the payment to the extent provided for by the Delaware Corporation Law. If any such holder shall fail to perfect or shall have effectively withdrawn or lost the appraisal right, the Appraisal Shares held by such Objecting Shareholder shall thereupon be treated as though such shares had been converted into shares of CEI Common Stock pursuant to the terms hereof.

	2.5	Surrender and Exchange of TeleBeam Certificates.

		(a)	Delivery of Certificates.  As soon as feasible after
the Effective Date, CEI will, upon surrender of all certificates for TeleBeam Common Stock (Old Certificates) held by a TeleBeam stockholder, accompanied by a duly executed letter of transmittal in proper form (if required by CEI), issue and deliver to such TeleBeam stockholder a certificate representing the number of shares of CEI
Common Stock to which such TeleBeam stockholder is entitled under the terms of the Merger, and a check for fractional shares as provided below.

		(b)	No Fractional Shares.  No certificates for
fractional shares of CEI Common Stock shall be issued in connection with the Merger. In lieu thereof, CEI shall issue to any holder of TeleBeam Common Stock certificates otherwise entitled to a fractional share, upon surrender of such certificates as provided above, a check for an amount of cash equal to the fraction of a share represented by the certificates so surrendered multiplied by an amount equal to the sum of the average of the last reported bid and ask prices per share of CEI Common Stock for the Effective Date, as reported on the NASDAQ Quotation System.

		(c)	Dividends.  If any dividend on CEI Common Stock is
declared after the Effective Date, the declaration shall include dividends on all shares of CEI Common Stock into which shares of TeleBeam Common Stock have been converted under this Agreement, but no former holder of TeleBeam Common Stock shall be entitled to receive payment of any such dividend until surrender of the stockholders Old Certificates have been effected in accordance with the instructions furnished by CEI. Upon surrender for exchange of a stockholders Old Certificates, such stockholder shall be entitled to receive from CEI an amount equal to all such dividends declared and for which the payment date has occurred, without interest thereon and less the amount of taxes, if any, which may have been imposed or paid thereon, on the shares of CEI Common Stock into which the shares represented by such Old Certificates have been converted.

		(d)	Closing of Stock Transfer Books.  After the
Effective Date, there shall be no transfer on the stock transfer books of TeleBeam or CEI of shares of TeleBeam Common Stock. If Old Certificates are presented for transfer after the Effective Date, they shall be cancelled and certificates representing shares of CEI Common Stock and cash for fractional shares shall be issued in exchange therefor as provided herein.

		(e)	Unclaimed Merger Consideration.  To the extent
permitted by law, in the event that any Old Certificates have not been surrendered for exchange in accordance with this Section on or before the second anniversary of the Effective Date, CEI may at any time thereafter, with or without notice to the holders of record of such Old Certificates, sell for the accounts of any or all of such holders any or all of the shares of CEI Common Stock which such holders are entitled to receive under Subsection (a) hereof (the Unclaimed Shares). Any such sale may be made by public or private sale or sales at any brokers board or on any securities exchange in such manner and at such times as CEI shall determine. If in the opinion of counsel for CEI it is necessary or desirable, any Unclaimed Shares may be registered for sale under the 1933 Act and applicable state laws. CEI shall not be obligated to make any sale of Unclaimed Shares if it shall determine not to do so, even if notice of sale of the Unclaimed Shares has been given. The net proceeds of any such sale of Unclaimed Shares shall be held for holders of the unsurrendered Old Certificates whose Unclaimed Shares have been sold, to be paid to them upon surrender of the Old Certificates. From and after any such sale, the sole right of the holders of the unsurrendered Old Certificates whose Unclaimed Shares have been sold shall be the right to collect the net sale proceeds held by CEI for their respective accounts, and such holders shall not be entitled to receive any interest on such net sale proceeds held by CEI.

		(f)	Escheat.  If outstanding certificates for shares of
TeleBeam Common Stock are not surrendered prior to the date on which such certificates would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by abandoned property and any other applicable law, become the property of CEI (and to the extent not in its possession shall be paid over to it), free and clear of all claims or interest of any person previously entitled to such claims. Notwithstanding the foregoing, neither CEI nor its agents or any other person shall be liable to any former holder of TeleBeam Common Stock for any property delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

		(g)	Lost or Stolen Certificates.  In the event any Old
Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Old
Certificate to be lost, stolen or destroyed and, if required by CEI, the posting by such person of a bond in such amount as CEI may direct as indemnity against any claim that may be made against it with respect to such Certificate, CEI will issue in exchange for such lost, stolen or destroyed Old Certificate, a certificate for that number of shares of CEI Common Stock into which such Old Certificates have been converted pursuant to this Agreement and cash for fractional shares as provided herein.

	2.6	Articles of Incorporation, Bylaws, and Directors and
Officers of Sub. The Articles of Incorporation and Bylaws of Sub in effect immediately prior to the Merger shall remain in effect as the Articles of Incorporation and Bylaws of the Surviving Corporation, except that Article I of the Articles of Incorporation of Sub shall be amended to read as follows: The name of the Corporation is TeleBeam, Incorporated. The directors of Sub immediately prior to the Merger shall remain in office as the directors of the Surviving Corporation. Provided they have executed and delivered the employment agreements referred to in Section 6.3, the following shall become the officers of the Surviving Corporation as indicated after their respective names:

	Ara M. Kervandjian              President and Chief Executive
Officer
	Heidi A. Nicholas               Senior Vice President of Finance
and
						  Chief Financial Officer
	Mark J. Fetterolf               Senior Vice President of
Operations
	Jeffery C. Almoney              Senior Vice President and Chief
						  Technology and Information
Officer
	Troy A. Knecht                  Vice President of Technical
						  Operations


ARTICLE III

REPRESENTATIONS AND WARRANTIES OF TELEBEAM

	3.	Representations and Warranties of TeleBeam.  TeleBeam
represents and warrants to CEI and Sub as follows, except as set forth in a disclosure schedule (the TeleBeam Schedule) delivered by TeleBeam contemporaneously with the execution of this Agreement:

	3.1	Organization, Powers and Qualifications.  TeleBeam is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. TeleBeam has all requisite corporate power and authority to carry on its business as it has been and is now being conducted and to own, lease and operate the properties and assets used in connection therewith. TeleBeam is duly qualified as a foreign corporation authorized to do business and is in good standing in the Commonwealth of Pennsylvania and every other jurisdiction in which such qualification is required, other than such jurisdictions where the failure so to qualify would not have a TeleBeam Material Adverse Effect. The TeleBeam Schedule sets forth a complete and correct copy of the Articles of Incorporation and Bylaws (together with all amendments thereto and restatements thereof) of TeleBeam.

	3.2	Subsidiary.  TeleBeams only subsidiary is TeleBeam USA,
Inc., a Delaware corporation.

	3.3	Capital Stock.  As of October 1, 1999, the authorized
capital stock of TeleBeam consists of 15,000,000 shares of TeleBeam Common Stock, par value $.01 per share, and 250,000 shares of TeleBeam Preferred Stock, $1.00 par value of which 6,474,518 shares of TeleBeam Common Stock were issued and outstanding. All of the issued and outstanding shares have been duly authorized and are validly issued and outstanding, fully paid and nonassessable. No shares of capital stock issued by TeleBeam are or were at the time of their issuance subject to preemptive rights. There are no existing subscriptions, options, warrants, calls, commitments, agreements, plans, conversion rights or other rights of any character (contingent or otherwise) providing for the issuance, sale, purchase, redemption, transfer, voting or registration, at any time, or upon the happening of any stated event, of any shares of the capital stock of TeleBeam whether or not presently issued or outstanding, except for outstanding options to purchase shares of TeleBeam Common Stock granted pursuant to the TeleBeam Equity Compensation Plan, as amended, all of which outstanding options are listed on the TeleBeam Schedule.

	3.4	Authority.  The execution and delivery of this Agreement
and the consummation of the transactions contemplated hereby have been authorized by all necessary corporate action on the part of the Board of Directors of TeleBeam and, subject to the approval by the stockholders of TeleBeam of this Agreement in accordance with the Corporation Laws, no other corporate proceedings on the part of TeleBeam are necessary to authorize this Agreement or the carrying out of the transactions contemplated hereby. This Agreement is binding and enforceable upon TeleBeam in accordance with its terms, subject to any bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors rights.

	3.5	Conflict with Other Agreements; Consents and Approvals.
With respect to the following:

		(a)	the Articles of Incorporation or Bylaws of, or any
securities issued by, TeleBeam or any Subsidiary,

		(b)	any law, statute, rule or regulation applicable to
TeleBeam or any Subsidiary,

		(c)	any Contract to which TeleBeam or any Subsidiary is
a party or may be bound or any Authorization held by TeleBeam or any Subsidiary, and

		(d)	any judgment, order, injunction, decree or ruling of
any court, arbitrator or governmental or regulatory official, body or authority applicable to TeleBeam or any Subsidiary,

the execution, delivery and performance by TeleBeam of this Agreement and the transactions contemplated hereby will not (i) result in any violation, conflict or default, or give to others any interest or rights, including rights of termination, cancellation or acceleration which would have a TeleBeam Material Adverse Effect, except that the Closing will constitute events of default under TeleBeams bank loans, if the lending banks refuse to approve the merger (ii) result in the creation of any lien upon any assets of TeleBeam or any Subsidiary or
(iii) require any authorization, consent, approval or exemption by any person, which has not been obtained, or any notice to or filing which has not been given or done, other than filings pursuant to the 1933 Act and applicable state securities laws, the shareholder approval referred to in Section 3.4 hereof, and the filing of appropriate merger documentation under the Corporation Laws, except as listed on the TeleBeam schedule.

	3.6	Compliance with Law.  TeleBeam and its Subsidiary and
their use and occupancy of their assets and properties wherever located, are and have been, to the knowledge of TeleBeam, in compliance with all applicable laws, statutes, rules, regulations, judgments, orders, injunctions, decrees and rulings of any court, arbitrator or of any governmental or regulatory official, body or authority applicable to them (including, without limitation, the Americans with Disabilities Act and all laws, rules and regulations relating to the protection of the environment, health and safety, and the generation, storage, handling or disposal of hazardous wastes and hazardous materials), the noncompliance with which, or the violation of which, would have a TeleBeam Material Adverse Effect, and neither TeleBeam nor any Subsidiary has received any claim or notice of any such noncompliance or violation nor is aware of any actual or potential noncompliance or violation. TeleBeam and the Subsidiary have duly and timely filed all reports and filings that are required to be filed or provided under such laws, statutes, rules, regulations, or which are otherwise required and have paid all assessments required thereunder.

	3.7	Financial Statements.

		(a)	TeleBeam has provided CEI with the audited balance
sheets of TeleBeam as of December 31, 1997 and 1998 and the related statements of income, retained earnings and cash flows for the two years ended December 31, 1998, and unaudited financial statements for the eight(8) months ending on August 31, 1999. Following the date hereof, TeleBeam will deliver to CEI, within 45 days following the end of each calendar month, an unaudited monthly balance sheet and income statement for TeleBeam. Such financial statements have been, or will be, prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved
(except as may be indicated in the notes thereto and except for the omission of footnote information in the case of unaudited statements), and fairly present or will fairly present (subject, in the case of unaudited statements to normal recurring audit adjustments which in the aggregate are not material) the financial position of TeleBeam at the dates indicated and the results of operations and cash flows of TeleBeam for the periods indicated (such financial statements are hereinafter referred to as the TeleBeam Financial Statements). The balance sheet of TeleBeam at August 31, 1999 described above is referred to herein as the TeleBeam Balance Sheet.

		(b)	TeleBeams books and records are complete and in
reasonable detail, and accurately and fairly reflect the transactions and dispositions of TeleBeams assets.

	3.8	Absence of Undisclosed Liabilities.  TeleBeam has no
liabilities or obligations (direct or indirect, contingent or absolute, matured or unmatured) of any nature, except for liabilities and obligations (i) in the amounts and categories reflected, reserved against or given effect to in the TeleBeam Financial Statements, (ii) described in, or disclosed pursuant to, this Agreement, or (iii) incurred in the ordinary course of business since August 31, 1999.

	3.9	Absence of Adverse Changes.  Since August 31, 1999, there
has been no change in the business, assets, liabilities, financial condition, results of operations or prospects of TeleBeam and its Subsidiary, taken as a whole, which would constitute a TeleBeam
Material Adverse Effect.

	3.10	Tax and Other Returns and Reports.  All federal, state,
local and foreign tax returns, reports and statements required to be filed by TeleBeam or any Subsidiary have been filed within the time and in the manner prescribed by law. Such returns correctly reflected the facts regarding the income, businesses, assets, operations and activities of TeleBeam and any Subsidiary. Such returns correctly reflected all taxes due or payable by TeleBeam or any Subsidiary through the date of this Agreement. Taxes shown to be due and payable thereon have been paid or adequately reserved, and there are no pending assessments, asserted deficiencies or claims for additional taxes which have not been paid. There are no material deficiencies which representatives of the IRS or any other taxing authority have advised TeleBeam are expected to be included in an audit report, and no material special charges, penalties, interest or fines are being asserted against TeleBeam or its Subsidiary with respect to payment or failure to pay any taxes. None of the federal tax returns filed by TeleBeam have been audited by the IRS. In the opinion of TeleBeams management, the reserve or accrual for taxes shown on the TeleBeam Balance Sheet is sufficient for payment of all unpaid federal, state, local and foreign taxes of TeleBeam and its Subsidiary through such date.

	3.11	Dividends and Stock Purchases.  Since August 31, 1999
TeleBeam has not declared, set aside or paid any dividend, or made or agreed to make any other distribution or payment in respect of shares of TeleBeams capital stock nor has it redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of TeleBeams capital stock.

	3.12	Assets.  TeleBeam and its Subsidiary have good and
marketable title to all material assets owned by them constituting real property and good title to all material assets owned by them constituting personal property, including without limitation those assets reflected in the TeleBeam Financial Statements in the amounts and categories reflected therein, free and clear of all mortgages, liens, pledges, charges or encumbrances or other third party interests of any nature whatsoever, except (a) the lien of current taxes not yet due and payable, (b) assets disposed of by TeleBeam or any Subsidiary since August 31, 1999 solely in the ordinary course of business consistent with past practice, (c) such secured indebtedness, financing or capital lease obligations, or purchase money security interest as are disclosed in the TeleBeam Financial Statements covering the properties referred to therein, and (d) such other imperfections of title, easements, mortgages, liens, pledges, charges and encumbrances, if any, as do not materially detract from the value, or interfere with the present or proposed use, of the assets subject thereto. All tangible assets material to the operation of TeleBeams business are in good working order and repair and comply in all material respects with applicable rules, regulations and standards regarding their intended use. TeleBeams tangible assets meet, in all material respects, all current industry technical performance standards for assets of their particular design. TeleBeam has an inventory of spare parts and other materials relating to its business of the type, nature and amount consistent with TeleBeams past practices and good industry practices.

	3.13	Accounts Receivable.  The accounts receivable reflected on
the TeleBeam Balance Sheet and arising thereafter to and including the Effective Date, arose, and will arise, from bona fide transactions in the ordinary course of business and are and will be, to the knowledge of TeleBeam, fully collectible, subject to any reserve for doubtful accounts on the TeleBeam Balance Sheet. The amount of accounts receivable reflected on the TeleBeam Balance Sheet is accurately reflected in the invoices and statements rendered by TeleBeam and its Subsidiary.

	3.14	Contracts.

		(a)	The TeleBeam Schedule sets forth each contract,
agreement, note, debenture, bond, lease, mortgage, license, understanding, or arrangement to which TeleBeam or any Subsidiary is a party or may be bound, except for (i) those under which the executory obligation requiring future performance of TeleBeam or any Subsidiary involves an individual amount of less than $25,000 per year, or (ii) those under which the sole executory obligation of TeleBeam consists of outstanding equipment warranties (collectively the Contracts).

		(b)	All Contracts are in force in accordance with their
terms. Neither TeleBeam nor any Subsidiary (nor, to the knowledge of TeleBeam, any other party) has violated any material provision of, or committed or failed to perform any act which with notice, lapse of time or both would constitute a material default under the provisions of, any Contract. The TeleBeam Schedule identifies all Contracts which require the consent or approval of third parties to the execution and delivery of this Agreement or to the consummation and performance of the transactions contemplated hereby.

	3.15	Litigation.  Except as disclosed in the TeleBeam Schedule
concerning North American Communications, Inc., no claim, action, suit, arbitration, or other proceeding is pending, or known by TeleBeam to be threatened against TeleBeam or any Subsidiary or any of their properties before any court, governmental or regulatory official, body or authority, arbitrator or mediator. To the knowledge of TeleBeam, no investigation is pending or threatened against TeleBeam or any Subsidiary or any of their properties before any court, governmental or regulatory official, body or authority, arbitrator or mediator. There are no judgments, consent decrees, injunctions, or any other judicial or administrative mandates of any nature outstanding against TeleBeam or any Subsidiary. There are no claims, actions, suits or other proceedings pending, or known by TeleBeam to be threatened, against any director or officer of TeleBeam. To the knowledge of TeleBeam, no events have occurred which could reasonably be expected to form the basis for a claim or other proceedings against TeleBeams directors or officers for breach of fiduciary duty.

	3.16	Insurance.  Each of TeleBeam and its Subsidiary maintains
insurance coverage on its structures, facilities, machinery, equipment and other assets and properties and with respect to its employees and operations which covers liabilities and risks customarily insured against by similar businesses on customary terms. The TeleBeam
Schedule contains a complete and accurate description of the insurance coverage applicable to TeleBeam and its Subsidiary, including amounts and lines of coverage, terms, expiration date, premium and loss experience history by line of coverage. There are no provisions in such policies for retroactive or retrospective premium adjustments.
The insurance binders and policies listed on the TeleBeam Schedule are valid and in full force and effect and will continue in full force and effect until the Effective Date. Neither TeleBeam nor any Subsidiary has been refused any insurance by an insurance carrier to which it has applied for insurance during the past three years. TeleBeam and each Subsidiary has complied in all material respects with the provisions of such policies.

	3.17	Labor Matters.  Neither TeleBeam nor any Subsidiary is a
party to or bound by any collective bargaining agreements with respect to any employees of TeleBeam or any Subsidiary. Since August 31, 1999, there has not been, nor to the knowledge of TeleBeam was there or is there threatened, any strike, slowdown, picketing or work stoppage by any union or other group of employees against TeleBeam or any Subsidiary or any of their premises, or any other labor trouble or other occurrence, event or condition of a similar character which may have a TeleBeam Material Adverse Effect.

	3.18	Employee Benefit Plans.

		(a)	With respect to each employee benefit plan
(including, without limitation, any employee benefit plan, as defined in Section 3(3) of ERISA) (all the foregoing being herein called Benefit Plans), maintained or contributed to by TeleBeam or its Subsidiary, TeleBeam has made available to CEI a true and correct copy of (i) the most recent annual report (Form 5500) filed with the IRS,
(ii) such Benefit Plan, (iii) each trust agreement and group annuity contract, if any, relating to such Benefit Plan and (iv) the most recent actuarial report or valuation relating to any Benefit Plan subject to Title IV of ERISA.

		(b)	With respect to the Benefit Plans, individually and
in the aggregate, no event has occurred, and to the knowledge of TeleBeam, there exists no condition or set of circumstances in connection with which TeleBeam or its Subsidiary is subject to any liability that could be reasonably expected to have a TeleBeam
Material Adverse Effect, under ERISA, the Code or any other applicable law. All Benefit Plans conform to, and have been administered and operated in compliance, in all material respects, with the requirements of the applicable plan documents, ERISA, the Code and any other applicable law.

		(c)	With respect to the Benefit Plans, individually and
in the aggregate, there are no material funded benefit obligations for which contributions have not been made or properly accrued and there are no material unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with generally accepted accounting principles, on the consolidated financial statements of TeleBeam and its Subsidiary.

		(d)	Each Benefit Plan that is intended to be qualified
under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service. No such Benefit Plan has been completely or partially terminated since
December 31, 1992.

		(e)	No Benefit Plan, nor any fiduciary thereof, has
engaged in a transaction which is reasonably likely to subject any Benefit Plan, or any fiduciary thereof, to any material taxes or penalties for a prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) or any material penalty under
Section 502 of ERISA.

	3.19	Franchises, Licenses, Permits, Etc.  TeleBeam and its
Subsidiary own or possess in the operation of their respective businesses all franchises, licenses, permits, consents, approvals, rights, waivers and other governmental authorizations (Authorizations) which are material to the conduct of the business of TeleBeam and its Subsidiary, taken as a whole. Neither TeleBeam nor any Subsidiary is in material default, or has received any notice of any claim or material default, with respect to any such Authorization or any notice of any other material claim or proceeding or threatened proceeding relating to any such Authorization or claimed lack of any necessary material Authorization. Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will require any notice or consent under or have any material adverse effect upon any such Authorization, except for those applied for by TeleBeam prior to Closing.

	3.20	Patents and Trademarks.  Except as set forth on the
TeleBeam Schedule, TeleBeam does not own, license or use in its business any material patents, trademarks, copyrights or other intellectual property assets. TeleBeam and its Subsidiary own (free and clear of all liens) all such patents, trademarks, tradenames, copyrights and applications with respect thereto and other intellectual property, have entered into a subsisting license agreement with respect thereto, or otherwise have adequate authority to use such intellectual property in the conduct of TeleBeams business. Neither TeleBeam nor any Subsidiary has received any notice or other information with respect to any alleged infringement or unlawful use of any such asset nor has TeleBeam or any Subsidiary granted or agreed to grant any license to use any such asset.

	3.21	Ordinary Course.  Other than for changes in business due
to competitive conditions, since August 31, 1999, TeleBeam and its Subsidiary have conducted their business solely in the ordinary course consistent with past practice. Without limitation of the foregoing, since August 31, 1999, TeleBeam (except as otherwise expressly disclosed to CEI pursuant to this Agreement):

		(a)	has not made any change in its authorized, issued or
outstanding capital stock and has not granted any options or other rights to acquire, whether directly or contingently, any of its capital stock, nor has it permitted any third party to acquire, or gained any rights to acquire, any shares of capital stock of any Subsidiary, except for the issuance of TeleBeam Common Stock as a result of the exercise of stock options granted prior to the date of this Agreement under the TeleBeam 1994 Equity Compensation Plan;

		(b)	has not declared, set aside, or paid any dividend or
made any other distribution in respect of, nor repurchased any of, its capital stock;

		(c)	has not suffered any physical damage or destruction
to its assets which would have a TeleBeam Material Adverse Effect;

		(d)	has not been the subject of any actual or threatened
organized campaign, strike, slowdown, picketing or work stoppage by any union or other group of employees, or any other labor trouble or other occurrence, event or condition of a similar character which may have a TeleBeam Material Adverse Effect;

		(e)	has not entered into or amended any employment
contracts or any employee benefit plan or arrangement, increased the rate of compensation (or other bonus or benefit) payable or to become payable by it to any officer or any other executive employee, extended any credit or made any loans to any employee, made any general increase in compensation or rate of compensation (or other bonus or benefit) payable or to become payable to hourly employees or salaried employees except in the ordinary course of business consistent with past practice;

		(f)	has not incurred or guaranteed any debt except in
the ordinary course of business consistent with past practice;

		(g)	has not encumbered, sold or disposed of any assets
(tangible or intangible) except for sales of inventory in the ordinary course of business consistent with past practice;

		(h)	has not changed in any material respect its
accounting and tax practices, policies or principles, other than those consistent with GAAP;

		(i)	has not cancelled or waived any debts or claims
having a value of $1,000 in the aggregate, other than those arising in the ordinary course of business associated with customer bad debt;

		(j)	has paid all taxes as they become due, filed all
federal, state, local and foreign tax returns, reports and statements required to be filed within the time and in the manner prescribed by law, and collected or withheld all taxes required to be collected or withheld from employees, independent consultants or other third parties;

		(k)	has not filed any amended tax return or entered into
a settlement or any audit or other tax dispute with the IRS or any other taxing authority;

		(l)	has not received any communication (oral or written)
from any customer, supplier or governmental or regulatory agency which constitutes (or which could reasonably be expected to result in) a TeleBeam Material Adverse Effect;

		(m)	has not changed in any material respect its existing
pricing structure, fees and charges structure, marketing and promotional plans and policies other than existing product lines pricing structure modifications in order to remain competitive in TeleBeams markets and existing customers serviced;

		(n)	has not entered into any (or modified any existing)
lease, contract, commitment or agreement or engaged in any transaction (including without limitation any borrowing, capital expenditures, capital financing, leasing arrangement or purchase commitment) except in the ordinary course of business consistent with past practice.

	3.22	Brokerage and Other Fees.  In connection with the
transactions contemplated by this Agreement, no broker, finder or similar agent has been employed by or on behalf of TeleBeam, and no person with which TeleBeam has had dealings or communications of any kind is entitled to any brokerage or finders fee or other commission in connection with the transactions.

	3.23	Information Supplied.  None of the information supplied or
to be supplied by TeleBeam or any of its Subsidiary for inclusion or incorporation by reference in the prospectus and proxy statement forming a part of the Registration Statement (the Prospectus and Proxy Statement) to be filed with the SEC by CEI in connection with the issuance of CEI Common Stock pursuant to the Merger or any other documents to be filed with the SEC in connection with the transactions contemplated hereby will, at the respective times such documents are filed, and, in the case of the Registration Statement, when it becomes effective and at all times necessary to comply with the 1933 Act, and, with respect to the Prospectus and Proxy Statement, when mailed and, as amended or supplemented, at all times through the Closing Date, contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading.
All documents filed by TeleBeam and its Subsidiary with the SEC and any other regulatory agency in connection with the Merger will comply in all material respects with the provisions of all applicable rules and regulations.

	3.24	Disclosure.  No representation or warranty hereunder or
information contained in the TeleBeam Financial Statements, the TeleBeam Schedule or any certificate, statement, or other document delivered by TeleBeam hereunder contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, in light of the circumstances in which they are made, not misleading.

	3.25	Tax Free Reorganization Matters.

		(a)	To the best of the knowledge of the management of
TeleBeam, there is no current plan or intention by the shareholders of TeleBeam to sell, exchange or otherwise dispose of a number of shares of CEI Common Stock received in the Merger that would reduce the former TeleBeam stockholders ownership of CEI Common Stock to a number of shares having a value, as of the date of the Merger, of less than fifty percent (50%) of the value of all of the formerly outstanding capital stock of TeleBeam as of the same date. For purposes of this representation, shares of TeleBeam Common Stock exchanged for cash in lieu of fractional shares will be treated as outstanding TeleBeam stock on the date of the Merger.

		(b)	As a result of the Merger, TeleBeam will transfer
and Sub will acquire at least ninety percent (90%) of the fair market value of the net assets and at least seventy percent (70%) of the fair market value of the gross assets held by TeleBeam immediately prior to the Merger. For purposes of this representation, the amount of TeleBeam assets used to pay TeleBeam reorganization expenses will be included as assets of TeleBeam held immediately prior to the Merger.

		(c)	The liabilities of TeleBeam assumed by Sub and the
liabilities to which the transferred assets of TeleBeam are subject, if any, were incurred by TeleBeam in the ordinary course of its business.

		(d)	TeleBeam will pay its expenses, if any, incurred in
connection with the Merger.

		(e)	TeleBeam is not under the jurisdiction of a court in
a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

		(f)	TeleBeam is not an investment company as defined in
Section 368(a)(2)(F)(iii) and (iv) of the Code.



ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF CEI AND SUB

	4.	Representations and Warranties of CEI and Sub.  CEI and
Sub represent and warrant to TeleBeam as follows, except as set forth in a disclosure schedule (the CEI Schedule) delivered by CEI contemporaneously with the execution of this Agreement:

	4.1	Organization, Powers and Qualifications.  CEI is a
corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. CEI has all requisite corporate power and authority to carry on its business as it has been and is now being conducted and to own, lease and operate the properties and assets used in connection therewith. CEI is duly qualified as a foreign corporation authorized to do business and is in good standing in every jurisdiction in which such qualification is required, other than such jurisdictions where the failure so to qualify would not have a CEI Material Adverse Effect.

	4.2	Subsidiaries.  Sub and each other Subsidiary of CEI is
duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each such Subsidiary has all requisite power and authority to carry on its business as it has been and is now being conducted and to own, lease and operate the assets and properties used in connection therewith. Each such Subsidiary is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is required, other than such jurisdiction where the failure so to qualify would not have a CEI Material Adverse Effect. All issued and outstanding shares of capital stock of Sub have been duly authorized, are fully paid and nonassessable, and are owned of record and beneficially by CEI free and clear of all pledges, liens, claims, security interests and other charges or defects in title of any nature whatsoever.

	4.3	Authority.  The execution and delivery of this Agreement
and the consummation of the transactions contemplated hereby have been authorized by all necessary corporate action on the part of the Boards of Directors of CEI and Sub and no other corporate proceedings on the part of CEI or Sub are necessary to authorize this Agreement or to carry out the transactions contemplated hereby. This Agreement is binding and enforceable upon CEI and Sub in accordance with its terms, subject to any bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors rights.

	4.4	Capital Stock.

		(a)	As of October 1, 1999, the authorized capital stock
of CEI consists of: (i) 20,000,000 shares of CEI Common Stock, par value $1.00 per share, of which 7,162,952 shares were issued and outstanding and 97,017 shares were held as treasury shares, and (ii) 900,000 shares of Series A Convertible Preferred Stock, par value of
$65.00 per share, of which 157,604 shares were issued and outstanding and no shares were held as treasury shares.

		(b)	All of the issued and outstanding shares of the CEIs
capital stock have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws. No shares of capital stock issued by CEI are or were at the time of their issuance subject to preemptive rights.

	4.5.	Valid Issuance of CEI Stock, Etc.  The CEI Common Stock
which will be issued in connection with the Merger, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with all applicable federal and state securities laws.

	4.6	Conflict with Other Agreements; Consents and Approvals.
With respect to the following:

		(a)	the Bylaws of, or any securities issued by, CEI or
any of its Subsidiaries,

		(b)	any law, statute, rule or regulation applicable to
CEI or any of its Subsidiaries,

		(c)	any contract to which CEI or any of its Subsidiaries
is a party or may be bound or any Authorization held by CEI or any of its Subsidiaries, and

		(d)	any judgment, order, injunction, decree or ruling of
any court, arbitrator or governmental or regulatory official, body or authority applicable to CEI or any of its Subsidiaries,

the execution, delivery and performance by CEI of this Agreement and the transactions contemplated hereby will not (i) result in any violation, conflict or default, or give to others any interest or rights, including rights of termination, cancellation or acceleration which would have a CEI Material Adverse Effect, or (ii) require any authorization, consent, approval or exemption by any person, the failure to obtain which would have a CEI Material Adverse Effect, which has not been obtained, or any notice to or filing which has not been given or done, other than the consent of Bank of Pennsylvania under CEIs current term loan agreement, filings pursuant to the 1933 Act, the 1934 Act, and applicable state securities laws, and the filing of appropriate merger documentation under the Corporation Law.

	With respect to the Articles of Incorporation of CEI, the execution, delivery and performance by CEI of this Agreement and the transactions contemplated hereby will not (i) result in any violation, conflict or default, or give to others any interest or rights, including rights of termination, cancellation or acceleration or (ii) require any authorization, consent, approval or exemption by any person which has not been obtained or any notice to or filing which has not been given or done.

	4.7	Financial Statements.  The financial statements of CEI
included in the CEI SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10Q of the SEC), and fairly present (subject, in the case of unaudited statements to normal recurring audit adjustments which in the aggregate are not material) the consolidated financial position of CEI and its Subsidiaries at the dates indicated and the consolidated results of operations and cash flows of CEI and its Subsidiaries for the periods indicated (such financial statements are hereinafter referred to as the CEI Financial Statements). The consolidated balance sheet of CEI and its Subsidiaries at December 31, 1998 described above is referred to herein as the CEI Balance Sheet. Except as disclosed in the CEI SEC Documents, CEI is not a party to any material probable business combination for which financial statements are required to be disclosed pursuant to Section 305 of Regulation SX under the 1933 Act.

	4.8	Brokerage.  In connection with the transactions
contemplated by this Agreement, no broker, finder or similar agent has been employed by or on behalf of CEI, and no person with which CEI has had dealings or communications of any kind is entitled to any brokerage or finders fee or other commission in connection with the transactions other than its financial advisor, JSI Financial Services.

	4.9	Reports.  CEI has previously furnished TeleBeam with true
and complete copies of (i) each final prospectus and definitive proxy statement filed by CEI with the SEC since December 31, 1997, and (ii) each report filed by CEI with the SEC with respect to the year ended December 31, 1998 or any months or periods ending thereafter (the CEI
SEC Documents). None of such documents or other communications contained as of the date of such document any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of such documents which is subject to the 1933 Act or the 1934 Act, or the regulations promulgated thereunder, complied in all material respects when filed in form with such Acts and the applicable regulations thereunder. Each of the CEI SEC Documents was timely filed and all reports required to be filed by CEI with the SEC from the date of this Agreement through the Effective Date shall be timely filed.

	4.10	Information Supplied.  None of the information supplied or
to be supplied by CEI or any of its Subsidiaries for inclusion or incorporation by reference in the Registration Statement (including the Prospectus and Proxy Statement) to be filed with the SEC by CEI in connection with the issuance of CEI Common Stock pursuant to the Merger or any other documents to be filed with the SEC in connection with the transactions contemplated hereby will, at the respective times such documents are filed, and, in the case of the Registration Statement, when it becomes effective and at all times necessary to comply with the 1933 Act, and, with respect to the Prospectus and Proxy Statement, when mailed and at all times through the Closing Date contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading.
All documents filed by CEI and its Subsidiaries with the SEC and any other regulatory agency in connection with the Merger will comply in all material respects with the provisions of all applicable rules and regulations.

	4.11	Disclosure.  No representation or warranty hereunder or
information contained in the CEI Financial Statements, the CEI
Schedule or any written certificate, statement, or other document delivered by CEI hereunder contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, in light of the circumstances in which they are made, not misleading.

	4.12	Tax Matters.  CEI has no present plan or intention to
reacquire any of the shares of CEI Common Stock it will issue to the shareholders of TeleBeam pursuant to the Merger. Following the Effective Date, Sub, CEI, and/or its affiliates will continue the historic business of TeleBeam and its Subsidiary as presently conducted. CEI presently controls Sub within the meaning of Section 368(c) of the Code, and following the Effective Date, Sub will not issue additional shares of its stock that would result in CEI losing control of Sub within the meaning of Section 368(c) of the Code.

	4.13	Absence of Adverse Changes.  Since December 31, 1998,
there has been no change in the business, assets, liabilities, financial condition, results of operations or prospects of CEI and its Subsidiaries, taken as a whole, which would constitute a CEI Material Adverse Effect.


ARTICLE V

COVENANTS

	5.1	Conduct of Business Prior to Closing.  From the date of
this Agreement to the Effective Date, TeleBeam (except as expressly contemplated or permitted by this Agreement, or to the extent that CEI shall otherwise consent in writing) agrees as to itself and its Subsidiaries that it:

		(a)	will, and will cause each Subsidiary to, conduct and
operate its business only in the ordinary course consistent with past practice;

		(b)	will not, and will cause each Subsidiary not to,
conduct its business in such a manner so as to purposely cause the representations and warranties made by it and its Subsidiaries herein not to be true on the Closing Date as though such representations and warranties were made on and as of such date;

		(c)	will, and will cause each Subsidiary to, use its
reasonable best efforts to keep available the services of the present employees and agents of it and the Subsidiaries, and to maintain the relations and goodwill with the suppliers, customers and any others having business relations with it or its Subsidiaries;

		(d)	will make no change in its authorized, issued or
outstanding capital stock and will not grant any options or other rights to acquire, whether directly or contingently, any of its capital stock, nor will it permit any third party to acquire, or gain any rights to acquire, any shares of capital stock of any Subsidiary, except for the issuance of TeleBeam Common Stock and the issuance of Deemed Conversion Shares as a result of the exercise of stock options granted prior to the date of this Agreement under the TeleBeam 1994 Equity Compensation Plan;

		(e)	will not declare, set aside, or pay any dividend or
make any other distribution in respect of, nor repurchase any of, its capital stock;

		(f)	will not, and will not permit any Subsidiary to,
modify or amend its charter documents or Bylaws;

		(g)	will not, and will not permit any Subsidiary to,
enter into or amend any employment contracts or any employee benefit plan or arrangement, increase the rate of compensation (or other bonus or benefit) payable or to become payable by it to any officer or any other executive employee, extend any credit or make any loans to any employee, make any general increase in compensation or rate of compensation (or other bonus or benefit) payable or to become payable to hourly employees or salaried employees except in the ordinary course of business consistent with past practice (which will include standard increases in pay and bonuses at the end of calendar 1999), or make any material increase in the contributions to any employee benefit program or arrangement;

		(h)	will not, and will not permit any Subsidiary to,
incur or guarantee any debt except in the ordinary course of business consistent with past practice;

		(i)	will not, and will not permit any Subsidiary to,
sell or dispose of any assets (tangible or intangible) except for sales of inventory in the ordinary course of business consistent with past practice;

		(j)	will not, and will not permit any Subsidiary to,
change in any material respect its accounting and tax practices, policies or principles;

		(k)	will not, and will not permit any Subsidiary to,
cancel or waive any debts or claims having a value of $10,000 in the aggregate, except for such cancellations and waivers which will not cause a TeleBeam Material Adverse Effect;

		(l)	will, and will cause each Subsidiary to, pay all
taxes as they become due, file all federal, state, local and foreign tax returns, reports and statements required to be filed by TeleBeam or any Subsidiary within the time and in the manner prescribed by law, and collect or withhold all taxes required to be collected or withheld from employees, independent consultants or other third parties;

		(m)	will not, and will not permit any Subsidiary to,
file any amended tax return or enter into a settlement of any audit or other tax dispute (other than the disclosed gross receipts tax issue in Pennsylvania) with the IRS or any other taxing authority;

		(n)	will not, and will not permit any Subsidiary to,
change in any material respect its existing pricing structure (except to remain competitive in TeleBeams markets), fees and charges structure, marketing and promotional plans and policies; and

		(o)	will not, and will not permit any Subsidiary to,
enter into any (or modify any existing) lease, contract, commitment or agreement or engage in any transaction (including without limitation any borrowing, capital expenditure, capital financing, leasing arrangement or purchase commitment) except in the ordinary course of business consistent with past practice (other than special arrangements with brokers, attorneys, and accountants to consummate a fundamental transaction and any break up fees due to proposed equity investors in TeleBeam which break up fees shall not exceed $120,000.00.).

	5.2	Updating of Schedules.  From the date of this Agreement to
the Closing Date, each of TeleBeam and CEI agrees that it will promptly inform the other in writing if any information set forth in its Schedule is not accurate and complete in all material respects as of such later date and will promptly disclose to the other in writing any information which arises after the date hereof and which would have been required to be included in its Schedule to make such Schedule accurate and complete in all material respects as of such later date; provided, however, that none of such disclosures shall be deemed to modify, amend or supplement its representations and warranties or its Schedule for purposes of any provision hereof unless the other shall have consented thereto in writing.

	5.3	Access.  From the date of this Agreement to the Closing
Date, TeleBeam agrees that it will give to CEI and its financial advisers, counsel, accountants and other representatives full access, during normal business hours upon reasonable advance notice, to all personnel, properties, books, contracts, documents and records with respect to its affairs as CEI may reasonably request, including without limitation all work papers, schedules and calculations relating to financial statements, and any other information that may be necessary for CEI to conduct an audit of the books and records of TeleBeam. Any information relating to TeleBeam shall be delivered subject to the provisions regarding confidentiality set forth in the Confidentiality Agreement between the parties, dated September 15, 1999, shall be deemed to be Information as defined therein, and CEI and Sub shall be bound by the provisions of the Confidentiality Agreement which are incorporated herein by this reference.

	5.4	Proxy Material, Registration Statement, Other Filings and
Applications. In connection with the transactions contemplated by this Agreement:

		(a)	CEI shall file with the SEC the Registration
Statement to register under the 1933 Act the CEI Common Stock to be issued to the holders of TeleBeam Common Stock in connection with this Agreement and shall use its reasonable best efforts to cause the Registration Statement to become effective and to provide TeleBeam with the necessary copies of the Prospectus and Proxy Statement for mailing to the shareholders of TeleBeam at the earliest practicable date after the effective date of the Registration Statement. CEI shall file all such amendments to the Registration Statement as shall be necessary to keep it current and effective until the Merger shall have been consummated.

		(b)	In connection with the preparation of the
Registration Statement, TeleBeam shall provide CEI with all proxy material which TeleBeam intends to use in connection with obtaining the necessary TeleBeam stockholder approval for the Merger and the transactions contemplated hereby and all other material which in the opinion of counsel for CEI is required by applicable law to be sent to the shareholders of CEI in connection with such approval. TeleBeam agrees to cause the Prospectus and Proxy Statement to be mailed to its stockholders at the earliest practicable date after the effective date of the Registration Statement.

		(c)	CEI shall file all applicable state securities or
blue sky applications and use its reasonable best efforts to qualify the CEI Common Stock issuable pursuant to this Agreement under such applicable state securities or blue sky laws prior to the Closing
Date; provided, however, that CEI shall not be required to consent to general service of process or qualify as a foreign corporation or take any action that would subject CEI to any taxing authority to which it is not now subject.

		(d)	CEI shall file an additional listing application
with the NASDAQ National Market covering the CEI Common Stock to be issued to the holders of TeleBeam Common Stock in connection with this Agreement and shall use its reasonable best efforts to obtain approval of such application upon official notice of issuance.

		(e)	CEI shall promptly prepare and file (and shall pay
the entire Hart Scott Rodino filing fee, if such filing is necessary) with all other governmental agencies (if any) all documents necessary for such agency (or agencies) to approve the consummation of the transactions contemplated by this Agreement. CEI shall use its reasonable best efforts to obtain all required regulatory approvals as promptly as practical.

		In connection with the preparation and filing of the Registration Statement, any state securities or blue sky application, listing application, or other regulatory application, or any amendment thereto pursuant to this Section 5.4, the parties hereto shall provide to each other such information and documents (or access thereto), and shall render such assistance, as the other party may reasonably request or as may be necessary to carry out the provisions of this
Section 5.4.

	5.5	Stockholder Meeting.  TeleBeam shall call and hold a
meeting of its stockholders to be held as soon as is practicable for the purpose of voting on this Agreement. A majority of the Board of Directors of TeleBeam will recommend to its stockholders approval of this Agreement and the Merger and shall take all such actions consistent with the fiduciary obligations of such Board to obtain such approvals as promptly as practicable, including without limitation the solicitation of proxies.

	5.6	Third Party Consents.  Prior to the Effective Date, each
of CEI and TeleBeam shall obtain all consents, approvals or authorizations of third parties which are required to be obtained by each of them in order to effect the transactions contemplated by this Agreement and such other consents, approvals or authorizations the absence of which would have a TeleBeam Material Adverse Effect or a CEI Material Adverse Effect, as appropriate.

	5.7	Satisfaction of Conditions.  Each party hereto will use
all reasonable best efforts to satisfy all the conditions to be satisfied by it to effect the transactions contemplated hereby.

	5.8	Public Announcements.  Neither TeleBeam nor CEI will make,
issue or release any oral or written public announcement or statement concerning, or acknowledgment of the existence of, or reveal the terms, conditions and status of, the transactions contemplated by this Agreement, or any other communications to its shareholders or the investing public, directly or indirectly (including, without limitation, press releases and statements to securities analysts), without first making a good faith attempt to inform the other of the contents of such announcement, acknowledgment or statement and, unless in the opinion of counsel to such party such statement or release is required by applicable law, without first obtaining the consent of the other. The parties agree to issue such a press release promptly following the execution of this Agreement.

	5.9	Other Proposals.  TeleBeam hereby agrees that it shall
not, nor shall it permit its Subsidiary to, nor shall it authorize or permit any of its or its Subsidiarys officers, directors, employees, affiliates, investment bankers or other representatives or agents (collectively, the Representatives) to, directly or indirectly, solicit, encourage (including by way of furnishing nonpublic information), initiate discussions or negotiations relating to or take any other action to facilitate, any inquiries or the making of any proposal for an Acquisition Transaction. As used herein, the term Acquisition Transaction shall mean the occurrence of any of the following events: (i) TeleBeam is acquired by merger or otherwise by any person or group, as such terms are defined in Section 13(d) of the 1934 Act, other than CEI, Sub or any of their respective affiliates (a Third Party); (ii) a Third Party acquires more than thirty percent (30%) (as reflected in accordance with generally accepted accounting principles on TeleBeams most recent monthly financial statements) in value of the total assets of TeleBeam and its Subsidiary, taken as a whole; (iii) a Third Party acquires more than thirty percent (30%) of the outstanding TeleBeam Common Shares; (iv) TeleBeam adopts and implements a plan of liquidation relating to, or extraordinary dividend equal to, more than thirty percent (30%) in value of the total assets of TeleBeam (as reflected in accordance with generally accepted accounting principles on TeleBeams most recent monthly financial statements); or (v) TeleBeam enters into a preliminary or definitive agreement with a Third Party relating to any of the transactions referred to in clauses (i) through (iv) above. TeleBeam agrees that it shall promptly notify CEI orally and in writing of any such inquiries or proposals. Any such notification shall include the identity of the person making such proposal or request, the terms thereof, and any other information with respect thereto as CEI may reasonably request. Nothing contained in this Agreement shall be construed to prohibit TeleBeam from (a) disclosing, under protection of an appropriate confidentiality agreement, nonpublic information concerning TeleBeam to, and engaging in discussions and negotiations concerning an Acquisition Transaction with, a person who has made a bona fide offer to engage in an Acquisition Transaction for a consideration and on terms which are more favorable to the TeleBeam stockholders than the terms of the Merger, and who can reasonably be expected to consummate the Acquisition Transaction on the terms that have been proposed, and which disclosure, discussions and negotiations, in the judgment of TeleBeam, shall be required by reason of the fiduciary obligations of the Board of Directors of TeleBeam and
(b) subject to TeleBeams obligations under Section 8.5(a) hereof and only after terminating this Agreement in accordance with Section 8.1(c)(iii) hereof, accepting such offer for an Acquisition Transaction from such person which the Board of Directors of TeleBeam concludes is more favorable to the TeleBeam stockholders than the Merger contemplated hereby.

	5.10	Affiliates.  Prior to the Closing Date, TeleBeam shall
deliver to CEI a letter identifying all persons who (in TeleBeams reasonable judgment) are, at the time this Agreement is submitted for approval to the stockholders of TeleBeam, affiliates of TeleBeam for purposes of Rule 145 under the 1933 Act. TeleBeam shall use its reasonable best efforts to cause each such person to deliver to CEI, on or prior to the Closing Date, a written agreement, in the form attached hereto as Exhibit A acknowledging and agreeing to abide by the limitations imposed by law in respect of the sale or other disposition of CEI Common Stock received by such person pursuant to the Merger.

	5.11	Assurances.  TeleBeam shall use its best efforts to
receive reasonable assurances that all material contractual rights of TeleBeam will survive the Merger.

	5.12	TeleBeams Employees.  Sub shall retain as employees all of
TeleBeams employees for at least one year after Closing, except for terminations for cause. TeleBeam shall use its best efforts to retain all of the TeleBeam employees through Closing.


ARTICLE VI

CONDITIONS TO OBLIGATIONS OF CEI AND SUB

	6.	Conditions to Obligations of CEI and Sub to Consummate the
Merger. The obligations of CEI and Sub to consummate the Merger provided for in this Agreement shall be subject to satisfaction, on or before the Closing Date, of the following conditions:

	6.1	Representations, Warranties, and Covenants of TeleBeam.
The representations and warranties of TeleBeam herein contained and the information contained in the TeleBeam Schedule and other documents delivered by TeleBeam in connection with this Agreement shall be true and correct at the Closing Date (except for such inaccuracies as would not cause a TeleBeam Material Adverse Effect) with the same effect as though made at such time, except to the extent waived hereunder or affected by the transactions contemplated herein; TeleBeam shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing Date (except for such failures to perform or comply as would not cause a TeleBeam Material Adverse Effect); and TeleBeam shall have delivered to CEI a certificate in form and substance satisfactory to CEI dated the Closing Date and signed by the President and Chief Executive Officer of TeleBeam to such effect.

	6.2	TeleBeam Stockholder Approval.  The requisite approval of
this Agreement and the transactions contemplated hereby shall have been given by the Board of Directors and the stockholders of TeleBeam.

	6.3	Employment Agreements.  Certain employees shall have
executed and delivered to CEI employment agreements in the form attached hereto as Exhibit B.

	6.4	No Injunctions.  No preliminary or permanent injunction or
other order, decree or ruling by any federal, state or provincial court in the United States or by any United States governmental, regulatory or administrative agency which prevents the consummation of the transactions contemplated by this Agreement (including the Merger) shall have been issued and remain in effect; provided, however, that each of the parties hereto shall have used its reasonable best efforts to prevent any such injunction or other order, and to appeal as promptly as possible any such injunction or order that may be entered.

	6.5	No Antitrust Litigation.  No action, suit or proceeding
against CEI or TeleBeam brought by the Antitrust Division of the Department of Justice or the Federal Trade Commission challenging the Merger under the federal antitrust laws shall be pending or shall have been threatened by either such agency.

	6.6	Securities Laws.  The Registration Statement shall have
been declared effective by the SEC, no stop order shall have been issued or proceedings instituted or threatened suspending the effectiveness of the Registration Statement, and all approvals, consents, permits, licenses or qualifications from authorities administering the securities laws of any state having jurisdiction, required in the reasonable judgment of CEI for the consummation of this Agreement and the Merger, shall have been obtained and shall be in full force and effect.

	6.7	Filings.  CEI and TeleBeam shall have made all filings
required under the HartScottRodino Antitrust Improvements Act of 1976 and the required statutory waiting period under such Act shall have terminated. TeleBeam shall have made all required filings under the Pennsylvania Public Utility Code and the required approval from the Pennsylvania Utility Commission shall have been obtained. For purposes of the required approval from the Pennsylvania Utility Commission, CEI shall not be obligated to consummate the Merger if such approval is subject to any further material action of any kind (including, without limitation, reconsideration, rehearing, review or appeal) and consummating the Merger prior to the completion (or the expiration of the possibility) of such further action would have a CEI Material Adverse Effect.

	6.8	NASDAQ Listing.  The NASDAQ National Market shall have
approved the listing, upon official notice of issuance, of all CEI Common Stock issuable as Merger Consideration.

	6.9	Affiliate Letters.  CEI shall have received the letters
from TeleBeams affiliates referenced in Section 5.10 hereof.

	6.10	Appraisal Rights.  The holders of no more than ten percent
(10%) of the outstanding shares of TeleBeam Common Stock shall have effectively exercised appraisal rights pursuant to the Delaware
Corporation Law.

	6.11	Legal Opinion.  CEI shall have received an opinion dated
the Closing Date from Saul, Ewing, Remick & Saul, counsel to TeleBeam, in the form and substance reasonably satisfactory to CEI and its counsel.

	6.12	Resignations.  CEI shall have received the written
resignations, in a form reasonably acceptable to CEI (which shall include a representation with respect to the matters referred to in the last two sentences of Section 3.15 hereof), of those TeleBeam directors and officers designated by CEI.


ARTICLE VII

CONDITIONS TO OBLIGATION OF TELEBEAM

	7.	Conditions to Obligations of TeleBeam to Consummate the
Merger. The obligations of TeleBeam to consummate the Merger provided for in this Agreement shall be subject to satisfaction, on or before the Closing Date, of the following conditions:

	7.1	Representations, Warranties, and Covenants of CEI and Sub.
The representations and warranties of CEI and Sub herein contained and the information contained in the CEI Schedule and other documents delivered by CEI and Sub in connection with this Agreement shall be true and correct at the Closing Date in all material respects with the same effect as though made at such time, except to the extent waived hereunder or affected by the transactions contemplated herein; CEI and Sub shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing Date; and CEI shall have delivered to TeleBeam a certificate in form and substance satisfactory to TeleBeam dated the Closing Date and signed by the President and by the Chief Financial Officer of CEI to such effect.

	7.2	TeleBeam Stockholder Approval.  The requisite approval of
this Agreement and the transactions contemplated hereby shall have been given by the shareholders of TeleBeam.

	7.3	No Injunctions.  No preliminary or permanent injunction or
other order, decree or ruling by any federal, state or provincial court in the United States or by any United States governmental, regulatory or administrative agency which prevents the consummation of the transactions contemplated by this Agreement (including the Merger) shall have been issued and remain in effect; provided, however, that each of the parties hereto shall have used its reasonable best efforts to prevent any such injunction or other order, and to appeal as promptly as possible any such injunction or order that may be entered.

	7.4	No Antitrust Litigation.  No action, suit or proceeding
against CEI or TeleBeam brought by the Antitrust Division of the Department of Justice or the Federal Trade Commission challenging the Merger under the federal antitrust laws shall be pending or shall have been threatened by either such agency.

	7.5	NASDAQ Listing.  The NASDAQ National Market shall have
approved the listing, upon official notice of issuance, of all CEI Common Stock issuable in connection with this Agreement.

	7.6	Securities Laws.  The Registration Statement shall have
been declared effective by the SEC, no stop order shall have been issued or proceedings instituted or threatened suspending the effectiveness of the Registration Statement, and all approvals, consents, permits, licenses or qualifications from authorities administering the securities laws of any state having jurisdiction, required in the reasonable judgment of TeleBeam for the consummation of this Agreement and the Merger shall have been obtained and shall be in full force and effect.

	7.7	Tax Opinion.  TeleBeam shall have received an opinion of
Saul, Ewing, Remick & Saul, counsel to TeleBeam, to the effect that:

		(a)	The Merger will constitute a reorganization within
the meaning of Section 368(a) of the Code and TeleBeam and CEI will each be a party to a reorganization within the meaning of Section
368(b) of the Code;

		(b)	No gain or loss will be recognized by TeleBeam by
reason of the Merger;

		(c)	Except for any cash received in lieu of any
fractional shares, no gain or loss will be recognized by holders of TeleBeam Common Stock who receive pursuant to the Merger solely CEI Common Stock in exchange for the shares of TeleBeam Common Stock which they hold;

		(d)	The basis of the CEI Common Stock to be received by
the TeleBeam stockholders will be, in each instance, the same as the basis of the TeleBeam Common Stock surrendered in exchange therefore, less any basis attributable to fractional shares for which cash is received; and

		(e)	The holding period of the CEI Common Stock to be
received by TeleBeam stockholders will include the period during which the TeleBeam Common Stock surrendered in exchange therefore was held, provided the TeleBeam Common Stock was a capital asset in the hands of the holder thereof on the Effective Date.

	7.8	TeleBeam Bank Obligations.  At Closing CEI shall pay off
all of TeleBeams indebtedness to banks or make other reasonably satisfactory arrangements therefor.


ARTICLE VIII

TERMINATION, WAIVER AND AMENDMENT

	8.1	Termination.  This Agreement may be terminated by written
notice of termination at any time before the Effective Date (whether before or after action by the shareholders of TeleBeam) only as follows:

		(a)	by mutual consent of CEI and TeleBeam;

		(b)	by CEI

			(i)	upon written notice to TeleBeam given at any
time if the representations and warranties of TeleBeam contained in
Article III hereof were not true and correct when made(except to the extent of inaccuracies which do not cause a TeleBeam Material Adverse Effect) or if TeleBeam fails to perform all obligations and comply in all respects with all agreements, undertakings, covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Effective Date (except to the extent of any failure to perform or comply which does not cause a TeleBeam Material Adverse Effect);

			(ii)	upon written notice to TeleBeam given at any
time after June 30, 2000, if the Effective Date shall not have occurred on or before June 30, 2000 unless the absence of such occurrence shall be due to the failure of CEI or any of its Subsidiaries to perform in all material respects each of its obligations under this Agreement required to be performed by it at or prior to the Effective Date (except to the extent such performance or compliance is qualified by materiality in which event such performance or compliance shall have failed to occur); and

		(c)	By TeleBeam

			(i)	upon written notice given to CEI at any time
if the representations and warranties of CEI and Sub contained in
Article IV hereof were not true and correct in all material respects when made or as of the Closing Date (except to the extent qualified by materiality in which event such representations and warranties shall be true and correct) or if CEI or Sub fails to perform in all material respects all obligations and comply in all material respects with all agreements, undertakings, covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Effective Date (except to the extent such performance or compliance is qualified by materiality in which event such performance or compliance shall have failed to occur);

			(ii)	upon written notice to CEI given at any time
after June 30, 2000 if the Effective Date shall not have occurred on or before June 30, 2000 unless the absence of such occurrence shall be due to the failure of TeleBeam or its Subsidiary to perform each of its obligations under this Agreement required to be performed by it at or prior to the Effective Date and such failure to perform causes a TeleBeam Material Adverse Effect;

			(iii)	upon written notice to CEI by TeleBeam if
TeleBeam is terminating this Agreement in order to enter into an Acquisition Transaction with a person not a party hereto, provided that TeleBeam was entitled to pursue the proposal of such Acquisition Transaction pursuant to the provisions of Section 5.9 hereof.

	8.2	Effect of Termination.  In the event of the termination of
this Agreement and the abandonment of the Merger, the provisions of this Agreement other than the provisions of Section 8.5 shall thereafter become void and have no effect, and no party hereto shall have any liability to any other party hereto or its shareholders or directors or officers in respect thereof, except that nothing herein shall relieve any party from liability for any willful breach thereof or from its obligations under the confidentiality provisions of the Confidentiality Agreement between the parties, referred to and incorporated by reference in Section 5.3.

	8.3	Waiver of Terms.  Any of the terms or conditions of this
Agreement may be waived at any time prior to the Effective Date by the party which is, or whose shareholders are, entitled to the benefit thereof, by action taken by the Board of Directors of such party, or by its chairman, president or any vice president authorized to act for such party; provided, however, that such waiver shall be in writing and shall be taken only if, in the judgment of the Board of Directors or officer taking such action, such waiver will not have a materially adverse effect on the benefits intended hereunder to the shareholders of such corporation, and the other parties hereto may rely on the delivery of such a waiver as conclusive evidence of such judgment and the validity of the waiver.

	8.4	Amendment of Agreement.  Anything herein or elsewhere to
the contrary notwithstanding, to the extent permitted by law, this Agreement may be amended, supplemented or interpreted at any time prior to the Closing Date only by written instrument duly authorized and executed by each of the parties hereto; provided, however, that after approval by the shareholders of TeleBeam, no amendment shall be made which by law requires further approval by the shareholders without such further approval.

	8.5	Fees and Expenses.

		(a)	In the event that:  (1) this Agreement is terminated
by CEI pursuant to Section 8.1(b)(i), (2) this Agreement is terminated by TeleBeam pursuant to Section 8.1(c)(iii), or (3) this Agreement is terminated by either CEI or TeleBeam as a result of the failure to obtain TeleBeam stockholder approval of this Agreement and the transactions contemplated hereby, then in any of such events TeleBeam will pay CEI within one business day following the date of termination a breakup fee in the amount of $250,000, such fee being in the nature of liquidated damages as exclusive compensation to CEI for any and all claims and losses which CEI has or may have incurred in connection with this Agreement and the transactions contemplated hereby.
TeleBeam has agreed to this provision in order to induce CEI to enter into this Agreement and as a means of compensating CEI for the substantial direct and indirect monetary and other costs incurred or to be incurred in connection with the Merger and for the loss of its ability to pursue other advantageous transactions and the potential adverse consequences if the Merger is not completed.

		(b)	In the event that this Agreement is terminated by
TeleBeam pursuant to Section 8.1(c)(i), CEI will pay TeleBeam within one business day following the date of termination a breakup fee in the amount of $250,000, such fee being in the nature of liquidated damages as exclusive compensation to TeleBeam for any and all claims and losses which TeleBeam has or may have incurred in connection with this Agreement and the transactions contemplated hereby. CEI has agreed to this provision in order to induce TeleBeam to enter into this Agreement and as a means of compensating TeleBeam for the substantial direct and indirect monetary and other costs incurred or to be incurred in connection with the Merger and for the loss of its ability to pursue other advantageous transactions and the potential adverse consequences if the Merger is not completed.

		(c)	Whether or not the Merger is consummated, all costs
and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.


ARTICLE IX

GENERAL PROVISIONS

	9.1	Cooperation.  Subject to the terms and conditions herein
provided, each party shall cooperate with the other party in carrying out the provisions of this Agreement and shall execute and deliver, or cause to be executed and delivered, such governmental notifications and additional documents and instruments and do, or cause to be done, all additional things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated hereby. The parties intend the Merger transaction to be subject to pooling of interests accounting. If either party receives notice of any condition prohibiting pooling of interests accounting for the Merger transaction, the parties will negotiate in good faith to agree to cure the condition prior to Closing.

	9.2	Counterparts.  This Agreement may be executed in two or
more counterparts, each of which shall be deemed an original, but all of which counterparts together shall be deemed to be one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any other counterpart.

	9.3	Contents of Agreement, Etc.  This Agreement sets forth the
entire understanding of the parties with respect to the subject matter hereof. Any previous agreements or understandings between the parties regarding the subject matter hereof, except for arrangements between the parties concerning confidential information, are merged into and superseded by this Agreement. Nothing herein express or implied is intended or shall be construed to confer upon or to give any person, other than CEI and TeleBeam and their respective shareholders, any rights or remedies under or by reason of this Agreement.

	9.4	No Survival of Representations and Warranties.  None of
the representations and warranties in this Agreement shall survive the Effective Date.

	9.5	Section Headings, Gender and Person.  The section headings
herein have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof.
The use of the masculine or any other pronoun herein when referring to any person has been for convenience only and shall be deemed to refer to the particular person intended regardless of the actual gender of such person. Any reference to a person herein shall include an individual, firm, corporation, partnership, trust, government or political subdivision or agency or instrumentality thereof, association, unincorporated organization or any other entity.

	9.6	Notices.  All notices, consents, waivers or other
communications which are required or permitted hereunder shall be sufficient if given in writing and delivered personally, by overnight mail service, by facsimile transmission (which is confirmed) or by registered or certified mail, return receipt requested, postage prepaid, as follows (or to such other addressee or address as shall be set forth in a notice given in the same manner):

	If to CEI or Sub:

	Conestoga Enterprises, Inc.
	202 East First Street
	Birdsboro, PA 19508
	Attention:  Albert H. Kramer, President
	(610) 5826338 (Fax)

	With a required copy to:

	Barley, Snyder, Senft & Cohen, LLC
	501 Washington Street, Fifth Floor
	P. O. Box 942
	Reading, PA 196030942
	Attention:  John S. Hibschman, Esquire
	(610) 3765243 (Fax)

	If to TeleBeam:

	TeleBeam, Incorporated
	467 East Beaver Avenue
	State College, PA 16801
	Attention:  Ara M. Kervandjian, President
	(814) 2344821(Fax)

	With a required copy to:

	Saul, Ewing, Remick & Saul, LLP
	1055 Westlakes Drive, Suite 150
	Berwyn, PA 19312
	Attention:  David S. Antzis, Esquire
	(610) 4084401 (Fax)

	All such notices shall be deemed to have been given three business days after mailing if sent by registered or certified mail, one business day after mailing if sent by overnight courier service or on the date transmitted if sent by facsimile transmission.

	9.7	Governing Law.  This Agreement shall be governed by and
interpreted and enforced in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to any conflicts of law provisions.


	IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first above written.


					CONESTOGA ENTERPRISES, INC.


	By:_______________________________________
				       Albert H. Kramer, President


					TE MERGER CORPORATION



	By:_______________________________________
				       Albert H. Kramer, President


					TELEBEAM, INCORPORATED



	By:_______________________________________
				       Ara M. Kervandjian, President







____________________________________________
____________________________________________

AMENDED AND RESTATED
	AGREEMENT AND PLAN OF MERGER
	Among
	CONESTOGA ENTERPRISES, INC.,
	TELEBEAM, INCORPORATED
	and
	TE MERGER CORPORATION
	Dated as of November 12, 1999


____________________________________________
____________________________________________

	TABLE OF CONTENTS

Page No.

ARTICLE I

DEFINITIONS				1

ARTICLE II

PLAN OF MERGER			4
	2.1	The Merger		4
	2.2	Conversion and Exchange of Shares	4
	2.3	Timing		6
	2.4	Appraisal Rights	6
	2.5	Surrender and Exchange of TeleBeam Certificates	6
	2.6	Articles of Incorporation, Bylaws, and Directors
		  and Officers of Sub	8

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF TELEBEAM	8
	3	Representations and Warranties of TeleBeam	8
	3.1	Organization, Powers and Qualifications	8
	3.2	Subsidiary		8
	3.3	Capital Stock	9
	3.4	Authority		9
	3.5	Conflict with Other Agreements; Consents and
		  Approvals		9
	3.6	Compliance with Law	10
	3.7	Financial Statements	10
	3.8	Absence of Undisclosed Liabilities	10
	3.9	Absence of Adverse Changes	10
	3.10	Tax and Other Returns and Reports	11
	3.11	Dividends and Stock Purchases	11
	3.12	Assets		11
	3.13	Accounts Receivable	11
	3.14	Contracts		12
	3.15	Litigation		12
	3.16	Insurance		12
	3.17	Labor Matters	13
	3.18	Employee Benefit Plans	13
	3.19	Franchises, Licenses, Permits, Etc.	13
	3.20	Patents and Trademarks	14
	3.21	Ordinary Course	14
	3.22	Brokerage and Other Fees	15
	3.23	Information Supplied	15
	3.24	Disclosure		16
	3.25	Tax Free Reorganization Matters	16

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF CEI AND SUB	17
	4	Representations and Warranties of CEI and Sub	17
	4.1	Organization, Powers and Qualifications	17
	4.2	Subsidiaries	17
	4.3	Authority		17
	4.4	Capital Stock	17
	4.5	Valid Issuance of CEI Stock, Etc.	18
	4.6	Conflict with Other Agreements; Consents and
		  Approvals		18
	4.7	Financial Statements	18
	4.8	Brokerage		19
	4.9	Reports		19
	4.10	Information Supplied	19
	4.11	Disclosure		19
	4.12	Tax Matters		19
	4.13	Absence of Adverse Changes	20

ARTICLE V

COVENANTS				20
	5.1	Conduct of Business Prior to Closing	20
	5.2	Updating of Schedules	21
	5.3	Access		22
	5.4	Proxy Material, Registration Statement, Other
		  Filings and Applications	22
	5.5	Stockholder Meeting	23
	5.6	Third Party Consents	23
	5.7	Satisfaction of Conditions	23
	5.8	Public Announcements	23
	5.9	Other Proposals	23
	5.10	Affiliates		24
	5.11	Assurances		24
	5.12	TeleBeams Employees	24


ARTICLE VI

CONDITIONS TO OBLIGATIONS OF CEI AND SUB	24
	6	Conditions to Obligations of CEI and Sub to
		  Consummate the Merger	24
	6.1	Representations, Warranties, and Covenants of
		  TeleBeam		25
	6.2	TeleBeam Stockholder Approval	25
	6.3	Employment Agreements	25
	6.4	No Injunctions	25
	6.5	No Antitrust Litigation	25
	6.6	Securities Laws	25
	6.7	Filings		25
	6.8	NASDAQ Listing	26
	6.9	Affiliate Letters	26
	6.10	Appraisal Rights	26
	6.11	Legal Opinion	26
	6.12	Resignations	26

ARTICLE VII

CONDITIONS TO OBLIGATION OF TELEBEAM	26
	7	Conditions to Obligations of TeleBeam to Consummate
		  the Merger	26
	7.1	Representations, Warranties, and Covenants of CEI
		  and Sub		26
	7.2	TeleBeam Stockholder Approval	26
	7.3	No Injunctions	27
	7.4	No Antitrust Litigation	27
	7.5	NASDAQ Listing	27
	7.6	Securities Laws	27
	7.7	Tax Opinion 	27
	7.8	TeleBeam Bank Obligations	28

ARTICLE VIII

TERMINATION, WAIVER AND AMENDMENT	28
	8.1	Termination		28
	8.2	Effect of Termination	29
	8.3	Waiver of Terms	29
	8.4	Amendment of Agreement	29
	8.5	Fees and Expenses	29

ARTICLE IX

GENERAL PROVISIONS		30
	9.1	Cooperation		30
	9.2	Counterparts	30
	9.3	Contents of Agreement, Etc.	30
	9.4	No Survival of Representations and Warranties	30
	9.5	Section Headings, Gender and Person	31
	9.6	Notices		31
	9.7	Governing Law	32

LIST OF EXHIBITS
	A.	Letter regarding Affiliates
	B.	Employment Agreements


Exhibit B

_______________________, 1999





Conestoga Enterprises, Inc.
202 East First Street
Birdsboro, PA 19508

Attention:  Albert H. Kramer, President

Dear Mr. Kramer:

	This letter is delivered to you in compliance with Section 5.10 of the Amended and Restated Agreement and Plan of Merger, dated November 12, 1999 (the Agreement), between TeleBeam, Incorporated (Target), Conestoga Enterprises, Inc. (Buyer) and TE Merger Corporation (Sub), providing for the merger (the Merger) of Target with and into Sub.

	(a)	The undersigned hereby acknowledges, solely for the purpose of this undertaking, that it may be deemed to be an affiliate of Target as that term is used in paragraph (c) of Rule 145 under the Securities Act of 1933, as amended (the Act).

	(b)	The undersigned represents and warrants to you that the shares of common stock of the Buyer issued as merger consideration (the Merger
Stock) which the undersigned shall receive in exchange for any shares of common stock of Target are not being acquired by the undersigned with a view to their distribution except to the extent and in the manner provided for in paragraph (d) of Rule 145 under the Act.

	(c)	The undersigned acknowledges that it has been advised by
counsel for Target of the provisions of the federal securities laws which relate to resales of Merger Stock to be received by it in connection with the Merger, and the undersigned hereby undertakes to comply fully with such provisions. The undersigned also agrees that Buyer may place the legend set forth below on the certificate or certificates for any or all Merger Stock to be received by the undersigned in connection with the Merger, may file stoptransfer instructions with respect to such shares with the transfer agent for such shares and may refuse to transfer such shares except upon delivery to Buyer of an opinion, in form and substance satisfactory to Buyer, of counsel acceptable to Buyer to the effect that the proposed transfer of some or all of such shares does not violate federal securities laws.

	(d)	Pursuant to the provisions of the preceding paragraph, the
certificate or certificates evidencing Merger Stock received by me may bear the following legend:

		The shares represented by this certificate are transferable only upon, and are otherwise subject to, certain conditions specified in a certain letter dated
_____________________, 1999 from the registered owner
hereof to Conestoga Enterprises, Inc. (a copy of which is on file with the Secretary of Conestoga Enterprises, Inc.), and no transfer of such shares shall be valid or effective until such conditions have been fulfilled.

	(e)	It is understood that Buyer is required to file certain
periodic reports under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and that no sales of Merger Stock received by the undersigned in the Merger may be made under Rule 145(d) unless Buyer has informed the undersigned that it has filed all such reports required to be filed during the 12 months preceding a proposed sale. It is further understood that Buyer will promptly respond to requests by the undersigned as to the filing of such reports.

							Very truly yours,

							________________________________
							Signature

							________________________________
							Print Name of Shareholder



	EMPLOYMENT AGREEMENT


	THIS AGREEMENT is made November 12, 1999, by and between TE MERGER CORPORATION (the Company), a Pennsylvania corporation, and JEFFERY C. ALMONEY (the Employee), of State College, Centre County, Pennsylvania.


	BACKGROUND


	Pursuant to an Agreement and Plan of Merger dated November 3, 1999, by and among Conestoga Enterprises, Inc. (CEI), TeleBeam, Incorporated (TeleBeam) and the Company, TeleBeam in the near future will be merged with and into the Company, which will be the surviving corporation. Pursuant to such plan of merger (the Plan of Merger), as of the Effective Date of the merger specified therein (the Effective Date), the corporate name of the Company will become TeleBeam, Incorporated. The Employee is currently Senior Vice President and Chief Technology and Information Officer of TeleBeam and the parties have agreed that he shall be employed by the Company as of the Effective Date under the terms and provisions contained in this Agreement.


	AGREEMENT


	Therefore, each intending to be legally bound hereby, the parties agree as follows:
	1.	Employment and Employment Duties.  Subject to the consummation of the Merger (as defined in the Plan of Merger) and as of the Effective
Date, under the terms and conditions contained in this Agreement, the
Company employs the Employee as Senior Vice President and Chief Technology
and Information Officer and the Employee accepts such employment. The Employees employment duties shall be those assigned by the President of the Company. The Employee shall report directly to the President. The Employees employment shall be on a fulltime basis and he shall not be engaged or employed in other business activities (whether for pecuniary advantage or not) during the term of this Agreement, except that the
Employee shall be permitted to serve on the boards of directors of business or charitable organizations, provided such services do not materially affect the performance of his duties hereunder.  The Employee shall discharge his employment duties in a diligent and conscientious fashion.  The principal location at which the Employee shall perform his duties hereunder shall be at TeleBeams offices in State College,
Pennsylvania. The principal location of the Employees duties shall not be transferred without the Employees consent.
	2.	Term.  The Employees employment hereunder shall be for a
period of two (2) years, commencing upon the Effective Date.
Notwithstanding the foregoing:  (i) the Company may terminate the
Employees employment at any time (A) upon fifteen (15) days prior written notice for any reason or for no reason, or (B) without prior notice for cause (as defined below); and (ii) the Employee may terminate the
Employees employment at any time without prior notice for any reason or for no reason.  For purposes of this Agreement, the Employees employment shall be deemed to have been terminated for cause in the event the Company terminates it as a result of:
		(a)	the Employees breach of his confidentiality obligations
specified in Section 5;
		(b)	the willful failure or refusal by the Employee to
perform any of his material employment duties or his material obligations under this Agreement which shall not have ceased or been corrected within fifteen (15) days following a written warning from the Company; or
		(c)	the commission of any act or the failure to act by the
Employee which constitutes a crime or offense involving money or other property of any of the CEI Companies (as defined in Section 5) or which constitutes a felony in the jurisdiction involved.
	3.	Severance Compensation.
		3.1	General Rule.  Unless the provisions of Section 3.2
apply, in the event of the termination of the Employees employment by the Company other than for cause prior to the expiration of the two (2) year term referred to in Section 2, the Company shall be obligated to pay to the Employee, within fifteen (15) days after the date of termination, an amount equal to the greater of: (i) fifty percent (50%) of the Employees annual salary determined as of the date of termination of employment, or
(ii) the aggregate salary otherwise payable to the Employee for the balance of the two (2) year term referred to in Section 2, determined as of the date of termination of employment.
		3.2	Change of Control.  If, during the term of this
Agreement, the Employees employment with the Company is terminated after a change of control (as defined below), either by the Employee or by the
Company other than for cause, the Company shall pay to the Employee, within fifteen (15) days of the date of termination of employment, an amount equal to the greater of: (i) the amount payable to the Employee as determined by the application of the provisions of Section 3.1, or (ii)
one and onehalf (1.5) times the amount of the Employees annual salary, determined as of the date of termination of employment. The Company shall be obligated to make such payment in lieu of, and not in addition to, the Companys payment obligations under Section 3.1. For purposes of this Agreement, a change of control shall be deemed to have occurred in the event of: (i) the acquisition, directly or indirectly, by any person or entity, or persons or entities acting in concert, whether by purchase, merger, consolidation or otherwise, of voting power over that number of voting shares of the capital stock of either the Company or CEI which, when combined with the existing voting power of such persons or entities, would enable them to cast fifty percent (50%) or more of the votes which all shareholders of the Company or CEI, respectively, would be entitled to cast in the election of directors of either the Company or CEI, or (ii)
the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to a transferee other than CEI or a company or entity of which a controlling interest is owned by CEI.
		3.3	Termination for Cause.  In the event of the termination
of the Employees employment at any time by the Company for cause, the
Company shall have no obligation to pay the Employee any sums following the termination of his employment.
	4.	Compensation.  As compensation for the performance of his
employment duties, during the term hereof the Company shall pay or provide to the Employee the following:
		(a)	A salary in the annual amount of One Hundred Twentyfive
Thousand Dollars ($125,000.00), payable in accordance with the Companys normal payroll practices in effect from time to time.  The Employees salary shall be reviewed by the Board at the same time and in the same manner as is customary for the employees of CEI and its subsidiaries and may be increased, in the sole discretion of the Board, based upon the
Employees satisfactory performance of his employment duties.
		(b)	The provision of those fringe benefits which were
provided to the Employee in his position as Senior Vice President and
Chief Technology and Information Officer of TeleBeam as of the Effective
Date under plans or insurance policies maintained by the Company from time to time.  Such fringe benefits include three (3) weeks paid vacation, medical health and disability insurance coverage, inclusion in the
Companys 401(k) profit sharing plan, and reimbursement of business expenses under policies similar to those in effect with TeleBeam.
		(c)	Maintenance of a life insurance policy insuring the
Employees life in accordance with CEIs current policies.
		(d)	Participation in CEIs Executive Incentive Compensation
Plan and Stock Option Plan.
	5.	Confidentiality.  The Employee acknowledges that he has had, and in fulfilling his duties under this Agreement he will have, access to confidential information regarding the business and financial affairs of the Company, CEI, and/or the other subsidiaries of CEI (collectively, the
CEI Companies).  The Employee hereby agrees to hold all such information in the strictest confidence, to discuss such information only with authorized personnel of the CEI Companies, and, except as required by law or compelled by legal process, to refrain from disclosing such information to any other party, both during the term of this Agreement and after the termination hereof. The provisions of this Section 5 shall not apply to information, which is or becomes generally available to or known by the public other than as a result of disclosure by the Employee.
	6.	Covenant Not to Compete.  The Employee agrees that, in order to protect the legitimate interests and property rights of the Employer and in consideration of the payment of Thirty Thousand Dollars
($30,000.00) by the Company to the Employee on the Effective Date, for a
period of one (1) year after the termination of the Employees employment with the Company (regardless of the reason for the termination), the
Employee shall not:
		(a)	Engage, directly or indirectly, either as owner,
partner, agent, employee, consultant, member, or shareholder, or otherwise operate, control, join or participate in, lend money to, or be connected with any commercial enterprise or business which is engaged within the Territory (as defined below) in any facet of the telecommunications business carried on by any of the CEI Companies as of the date of termination of the Employees employment provided that, the foregoing notwithstanding, Employee may become an employee of a university or other notforprofit entity, so long as he is not competing commercially in any such facet of the telecommunications business;
		(b)	Approach, solicit, contact, or otherwise establish a
business relationship with any customer of any of the CEI Companies or any prospective customer of any of the CEI Companies with whom any of such companies has had significant contact on or before the date of termination of the Employees employment, for a purpose related to the business carried on by any of the CEI Companies as of the date of termination of the
Employees employment;
		(c)	Assist any other person, partnership, corporation,
limited liability company, or other entity in the pursuit of the activities from which the Employee is prohibited in engaging under the provisions of Subsections (a) and (b) above; or
		(d)	Induce by active solicitation any present or future
employees or agents of the Company or the other CEI Companies to directly or indirectly engage in any competitive business or to terminate their employment with any of the CEI Companies.
For purposes of this Agreement, the term Territory shall mean those geographical areas encompassed by the State College, Reading, Pottsville, Sunbury, and Williamsport Basic Trading Areas, as defined by the Federal Communications Commission for the issuance of personal communication services licenses. Nothing contained in this Section 6 shall prohibit the Employee from: (i) investing in and owning securities issued by any publiclyheld company which are traded on any recognized securities exchange or in the overthecounter market; or (ii) accepting employment, after termination of his employment with the Company, with a customer of the Company which is not a significant customer.
 	7.	Equitable Relief.  The Employee recognizes and agrees that, in the event of a breach or threatened breach of his covenants and obligations contained in Section 5 and/or Section 6 of this Agreement, the Company will suffer irreparable harm and damage, that such harm and damage may be extremely difficult or impossible to quantify, and that therefore the Company shall be entitled to injunctive relief.  Nothing contained herein, however, shall be construed as precluding the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages at law.
	8.	Restrictions Excessive.  In the event the restrictions imposed by the covenant contained in Section 6 are deemed by any court having jurisdiction to be unreasonable or otherwise unenforceable by reason of their duration, territory or the scope of the activities prohibited, it is agreed by the parties that such court may construe and enforce this
Agreement by reducing the time period, territory, or scope of activities to an extent which such court deems to be reasonable and enforceable.
	9.	Arbitration.  Except as otherwise provided in Section 7
hereof, any claim or controversy between the parties arising out of or relating to this Agreement shall be settled by a single arbitrator in an arbitration held in Harrisburg, Pennsylvania in accordance with the thengoverning commercial rules of the American Arbitration Association.
The judgment of the arbitrator shall be final and binding on the parties, and may be entered and enforced in any court of competent jurisdiction.
	10.	Severability.  If any provision or provisions of this
Agreement shall be deemed to contravene or be invalid under the laws of any jurisdiction where this Agreement is in force, the parties agree that such contravention or invalidity shall not invalidate the entire
Agreement, but it shall be construed as not containing the particular provision or provisions held to be invalid and the rights and obligations of the parties shall be construed and enforced accordingly.
	11.	Notices.  All notices, consents, waivers or other
communications which are required or permitted hereunder shall be sufficient if given in writing and delivered personally, by overnight mail service, by facsimile transmission (which is confirmed) or by registered or certified mail, return receipt requested, postage prepaid, as follows
(or to such other addressee or address as shall be set forth in a notice given in the same manner):

	If to the Company:

	c/o Conestoga Enterprises, Inc.
	202 East First Street
	Birdsboro, PA 19508
	Attention:  Albert H. Kramer, President
	(610) 5826475 (Fax)

	With a required copy to:

	Barley, Snyder, Senft & Cohen, LLC
	501 Washington Street, Fifth Floor
	P. O. Box 942
	Reading, PA 196030942
	Attention:  John S. Hibschman, Esquire
	(610) 3765243 (Fax)

	If to the Employee:

	Jeffrey C. Almoney
	1255 Oak Ridge Avenue
	State College, PA 16801
	(814) 2344071

	With a required copy to:

	Saul, Ewing, Remick & Saul
	1055 Westlakes Drive, Suite 150
	Berwyn, PA 19312
	Attention:  David S. Antzis, Esquire
	(610) 4084401 (Fax)

	All such notices shall be deemed to have been given three business days after mailing if sent by registered or certified mail, one business day after mailing if sent by overnight courier service or on the date transmitted if sent by facsimile transmission.
	12.	Miscellaneous.
		(a)	This Agreement shall be construed, interpreted and
enforced in accordance with the laws (but not the law of conflict of laws)
of the Commonwealth of Pennsylvania.
		(b)	This Agreement and its provisions shall be binding upon
and inure to the benefit of the respective legal representatives, successors, heirs, and permitted assigns of the parties.  The Employee shall not assign any of his rights nor delegate any of his duties under this Agreement without the prior written consent of the Company.
		(c)	This Agreement constitutes the entire Agreement between
the parties and supersedes all prior negotiations, understandings and agreements of any nature whatsoever, whether oral or written, with respect to the subject matter hereof. No amendment, waiver or discharge of any provision of this Agreement shall be effective against any party, unless that party shall have consented thereto in writing.
		(d)	The headings to the sections of this Agreement are
inserted only for convenience of reference and are not intended, nor shall they be construed, to modify, define, limit or expand the intent of the parties as expressed in this Agreement.



	IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

WITNESS:						TE MERGER CORPORATION

___________________________________	By:_________________________________
						Ara M. Kervandjian, President

___________________________________	By:__________________________(SEAL)
							Jeffery C. Almoney


	INTENDING TO BE LEGALLY BOUND HEREBY, CONESTOGA ENTERPRISES, INC. hereby guarantees the performance of all of the obligations of and payment of all sums due from TE Merger Corporation under the foregoing Employment Agreement.


							CONESTOGA ENTERPRISES, INC.

						By:_________________________________
							President


	EMPLOYMENT AGREEMENT


	THIS AGREEMENT is made November 12, 1999, by and between TE MERGER CORPORATION (the Company), a Pennsylvania corporation, and MARK J. FETTEROLF (the Employee), of State College, Centre County, Pennsylvania.


	BACKGROUND


	Pursuant to an Agreement and Plan of Merger dated November 3, 1999, by and among Conestoga Enterprises, Inc. (CEI), TeleBeam, Incorporated (TeleBeam) and the Company, TeleBeam in the near future will be merged with and into the Company, which will be the surviving corporation. Pursuant to such plan of merger (the Plan of Merger), as of the Effective Date of the merger specified therein (the Effective Date), the corporate name of the Company will become TeleBeam, Incorporated. The Employee is currently Senior Vice President of Operations of TeleBeam and the parties have agreed that he shall be employed by the Company as of the Effective Date under the terms and provisions contained in this Agreement.


	AGREEMENT


	Therefore, each intending to be legally bound hereby, the parties agree as follows:
	1.	Employment and Employment Duties.  Subject to the consummation of the Merger (as defined in the Plan of Merger) and as of the Effective
Date, under the terms and conditions contained in this Agreement, the
Company employs the Employee as Senior Vice President of Operations and
the Employee accepts such employment.  The Employees employment duties shall be those commensurate with his position, assigned by the President of the Company. The Employee shall report directly to the President. The Employees employment shall be on a fulltime basis and he shall not be engaged or employed in other business activities (whether for pecuniary advantage or not) during the term of this Agreement, except that the
Employee shall be permitted to serve on the boards of directors of business or charitable organizations, provided such services do not materially affect the performance of his duties hereunder.  The Employee shall discharge his employment duties in a diligent and conscientious fashion.  The principal location at which the Employee shall perform his duties hereunder shall be at TeleBeams offices in State College,
Pennsylvania. The principal location of the Employees duties shall not be transferred without the Employees consent.
	2.	Term.  The Employees employment hereunder shall be for a
period of two (2) years, commencing upon the Effective Date.
Notwithstanding the foregoing:  (i) the Company may terminate the
Employees employment at any time (A) upon fifteen (15) days prior written notice for any reason or for no reason, or (B) without prior notice for cause (as defined below); and (ii) the Employee may terminate the
Employees employment at any time without prior notice for any reason or for no reason.  For purposes of this Agreement, the Employees employment shall be deemed to have been terminated for cause in the event the Company terminates it as a result of:
		(a)	the Employees breach of his confidentiality obligations
specified in Section 5;
		(b)	the willful failure or refusal by the Employee to
perform any of his material employment duties or his material obligations under this Agreement which shall not have ceased or been corrected within fifteen (15) days following a written warning from the Company; or
		(c)	the commission of any act or the failure to act by the
Employee which constitutes a crime or offense involving money or other property of any of the CEI Companies (as defined in Section 5) or which constitutes a felony in the jurisdiction involved.
	3.	Severance Compensation.
		3.1	General Rule.  Unless the provisions of Section 3.2
apply, in the event of the termination of the Employees employment by the Company other than for cause prior to the expiration of the two (2) year term referred to in Section 2, the Company shall be obligated to pay to the Employee, within fifteen (15) days after the date of termination, an amount equal to the greater of:  (i) fifty percent (50%) of the Employees annual salary determined as of the date of termination of employment, or
(ii) the aggregate salary otherwise payable to the Employee for the balance of the two (2) year term referred to in Section 2, determined as of the date of termination of employment.
		3.2	Change of Control.  If, during the term of this
Agreement, the Employees employment with the Company is terminated after a change of control (as defined below), either by the Employee or by the
Company other than for cause, the Company shall pay to the Employee, within fifteen (15) days of the date of termination of employment, an amount equal to the greater of: (i) the amount payable to the Employee as determined by the application of the provisions of Section 3.1, or (ii)
one and onehalf (1.5) times the amount of the Employees annual salary, determined as of the date of termination of employment. The Company shall be obligated to make such payment in lieu of, and not in addition to, the Companys payment obligations under Section 3.1. For purposes of this
Agreement, a change of control shall be deemed to have occurred in the event of:  (i) the acquisition, directly or indirectly, by any person or entity, or persons or entities acting in concert, whether by purchase, merger, consolidation or otherwise, of voting power over that number of voting shares of the capital stock of either the Company or CEI which, when combined with the existing voting power of such persons or entities, would enable them to cast fifty percent (50%) or more of the votes which all shareholders of the Company or CEI, respectively, would be entitled to cast in the election of directors of either the Company or CEI, or (ii)
the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to a transferee other than CEI or a company or entity of which a controlling interest is owned by CEI.
		3.3	Termination for Cause.  In the event of the termination
of the Employees employment at any time by the Company for cause, the
Company shall have no obligation to pay the Employee any sums following the termination of his employment.
	4.	Compensation.  As compensation for the performance of his
employment duties, during the term hereof the Company shall pay or provide to the Employee the following:
		(a)	A salary in the annual amount of Ninety Thousand Dollars
($90,000.00), payable in accordance with the Companys normal payroll practices in effect from time to time.  The Employees salary shall be reviewed by the Board at the same time and in the same manner as is customary for the employees of CEI and its subsidiaries and may be increased, in the sole discretion of the Board, based upon the Employees satisfactory performance of his employment duties.
		(b)	The provision of those fringe benefits which were
provided to the Employee in his position as Senior Vice President of
Operations of TeleBeam as of the Effective Date under plans or insurance policies maintained by the Company from time to time. Such fringe benefits include three (3) weeks paid vacation, medical health and disability insurance coverage, inclusion in the Companys 401(k) profit sharing plan, and reimbursement of business expenses under policies similar to those in effect with TeleBeam.
		(c)	Maintenance of a life insurance policy insuring the
Employees life in accordance with CEIs current policies.
		(d)	Participation in CEIs Executive Incentive Compensation
Plan and Stock Option Plan.
	5.	Confidentiality.  The Employee acknowledges that he has had, and in fulfilling his duties under this Agreement he will have, access to confidential information regarding the business and financial affairs of the Company, CEI, and/or the other subsidiaries of CEI (collectively, the
CEI Companies).  The Employee hereby agrees to hold all such information in the strictest confidence, to discuss such information only with authorized personnel of the CEI Companies, and, except as required by law or compelled by legal process, to refrain from disclosing such information to any other party, both during the term of this Agreement and after the termination hereof. The provisions of this Section 5 shall not apply to information, which is or becomes generally available to or known by the public other than as a result of disclosure by the Employee.
	6.	Covenant Not to Compete.  The Employee agrees that, in order to protect the legitimate interests and property rights of the Employer and in consideration of the payment of Thirtyfive Thousand Dollars
($35,000.00) by the Company to the Employee on the Effective Date, for a
period of one (1) year after the termination of the Employees employment with the Company (regardless of the reason for the termination), the
Employee shall not:
		(a)	Engage, directly or indirectly, either as owner,
partner, agent, employee, consultant, member, or shareholder, or otherwise operate, control, join or participate in, lend money to, or be connected with any commercial enterprise or business which is engaged within the
Territory (as defined below) in any facet of the telecommunications business carried on by any of the CEI Companies as of the date of termination of the Employees employment;
		(b)	Approach, solicit, contact, or otherwise establish a
business relationship with any customer of any of the CEI Companies or any prospective customer of any of the CEI Companies with whom any of such companies has had significant contact on or before the date of termination of the Employees employment, for a purpose related to the business carried on by any of the CEI Companies as of the date of termination of the
Employees employment;
		(c)	Assist any other person, partnership, corporation,
limited liability company, or other entity in the pursuit of the activities from which the Employee is prohibited in engaging under the provisions of Subsections (a) and (b) above; or
		(d)	Induce by active solicitation any present or future
employees or agents of the Company or the other CEI Companies to directly or indirectly engage in any competitive business or to terminate their employment with any of the CEI Companies.
For purposes of this Agreement, the term Territory shall mean those geographical areas encompassed by the State College, Reading, Pottsville, Sunbury, and Williamsport Basic Trading Areas, as defined by the Federal Communications Commission for the issuance of personal communication services licenses. Nothing contained in this Section 6 shall prohibit the Employee from: (i) investing in and owning securities issued by any publiclyheld company which are traded on any recognized securities exchange or in the overthecounter market; or (ii) accepting employment, after termination of his employment with the Company, with a customer of the Company which is not a significant customer.
 	7.	Equitable Relief.  The Employee recognizes and agrees that, in the event of a breach or threatened breach of his covenants and obligations contained in Section 5 and/or Section 6 of this Agreement, the Company will suffer irreparable harm and damage, that such harm and damage may be extremely difficult or impossible to quantify, and that therefore the Company shall be entitled to injunctive relief.  Nothing contained herein, however, shall be construed as precluding the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages at law.
	8.	Restrictions Excessive.  In the event the restrictions imposed by the covenant contained in Section 6 are deemed by any court having jurisdiction to be unreasonable or otherwise unenforceable by reason of their duration, territory or the scope of the activities prohibited, it is agreed by the parties that such court may construe and enforce this
Agreement by reducing the time period, territory, or scope of activities to an extent which such court deems to be reasonable and enforceable.
	9.	Arbitration.  Except as otherwise provided in Section 7
hereof, any claim or controversy between the parties arising out of or relating to this Agreement shall be settled by a single arbitrator in an arbitration held in Harrisburg, Pennsylvania in accordance with the thengoverning commercial rules of the American Arbitration Association.
The judgment of the arbitrator shall be final and binding on the parties, and may be entered and enforced in any court of competent jurisdiction.
	10.	Severability.  If any provision or provisions of this
Agreement shall be deemed to contravene or be invalid under the laws of any jurisdiction where this Agreement is in force, the parties agree that such contravention or invalidity shall not invalidate the entire
Agreement, but it shall be construed as not containing the particular provision or provisions held to be invalid and the rights and obligations of the parties shall be construed and enforced accordingly.
	11.	Notices.  All notices, consents, waivers or other
communications which are required or permitted hereunder shall be sufficient if given in writing and delivered personally, by overnight mail service, by facsimile transmission (which is confirmed) or by registered or certified mail, return receipt requested, postage prepaid, as follows
(or to such other addressee or address as shall be set forth in a notice given in the same manner):

	If to the Company:

	c/o Conestoga Enterprises, Inc.
	202 East First Street
	Birdsboro, PA 19508
	Attention:  Albert H. Kramer, President
	(610) 5826475 (Fax)


	With a required copy to:

	Barley, Snyder, Senft & Cohen, LLC
	501 Washington Street, Fifth Floor
	P. O. Box 942
	Reading, PA 196030942
	Attention:  John S. Hibschman, Esquire
	(610) 3765243 (Fax)

	If to the Employee:

	Mark J. Fetterolf
	332 Glengary Lane
	State College, PA 16801
	(814) 2353076

	With a required copy to:

	Saul, Ewing, Remick & Saul
	1055 Westlakes Drive, Suite 150
	Berwyn, PA 19312
	Attention:  David S. Antzis, Esquire
	(610) 4084401 (Fax)

	All such notices shall be deemed to have been given three business days after mailing if sent by registered or certified mail, one business day after mailing if sent by overnight courier service or on the date transmitted if sent by facsimile transmission.
	12.	Miscellaneous.
		(a)	This Agreement shall be construed, interpreted and
enforced in accordance with the laws (but not the law of conflict of laws)
of the Commonwealth of Pennsylvania.
		(b)	This Agreement and its provisions shall be binding upon
and inure to the benefit of the respective legal representatives, successors, heirs, and permitted assigns of the parties.  The Employee shall not assign any of his rights nor delegate any of his duties under this Agreement without the prior written consent of the Company.
		(c)	This Agreement constitutes the entire Agreement between
the parties and supersedes all prior negotiations, understandings and agreements of any nature whatsoever, whether oral or written, with respect to the subject matter hereof. No amendment, waiver or discharge of any provision of this Agreement shall be effective against any party, unless that party shall have consented thereto in writing.
		(d)	The headings to the sections of this Agreement are
inserted only for convenience of reference and are not intended, nor shall they be construed, to modify, define, limit or expand the intent of the parties as expressed in this Agreement.



	IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

WITNESS:						TE MERGER CORPORATION



__________________________________	By:_________________________________
							Ara M. Kervandjian, President



__________________________________	By:__________________________(SEAL)
							Mark J. Fetterolf


	INTENDING TO BE LEGALLY BOUND HEREBY, CONESTOGA ENTERPRISES, INC. hereby guarantees the performance of all of the obligations of and payment of all sums due from TE Merger Corporation under the foregoing Employment Agreement.


							CONESTOGA ENTERPRISES, INC.

						By:_________________________________
								President



	EMPLOYMENT AGREEMENT


	THIS AGREEMENT is made November 12, 1999, by and between TE MERGER CORPORATION (the Company), a Pennsylvania corporation, and ARA M.
KERVANDJIAN (the Employee), of State College, Centre County, Pennsylvania.


	BACKGROUND


	Pursuant to an Agreement and Plan of Merger dated November 3, 1999, by and among Conestoga Enterprises, Inc. (CEI), TeleBeam, Incorporated (TeleBeam) and the Company, TeleBeam in the near future will be merged with and into the Company, which will be the surviving corporation. Pursuant to such plan of merger (the Plan of Merger), as of the Effective Date of the merger specified therein (the Effective Date), the corporate name of the Company will become TeleBeam, Incorporated. The Employee is currently President and Chief Executive Officer of TeleBeam and the parties have agreed that he shall be employed by the Company as of the Effective Date under the terms and provisions contained in this Agreement.


	AGREEMENT


	Therefore, each intending to be legally bound hereby, the parties agree as follows:
	1.	Employment and Employment Duties. Subject to the consummation of the Merger (as defined in the Plan of Merger) and as of the Effective
Date, under the terms and conditions contained in this Agreement, the
Company employs the Employee as President and Chief Executive Officer and
the Employee accepts such employment.  The Employees employment duties shall be those duties, commensurate with his position, assigned by the
Board of Directors of the Company (the Board). The Employee shall report directly to the Board. The Employees employment shall be on a fulltime basis and he shall not be engaged or employed in other business activities (whether for pecuniary advantage or not) during the term of this
Agreement, except that the Employee shall be permitted to serve on the boards of directors of business or charitable organizations and devote nominal amounts of business time to his relationship with Sunrise Homes, provided such services do not materially affect the performance of his duties hereunder. The Employee shall discharge his employment duties in a diligent and conscientious fashion. The principal location at which the Employee shall perform his duties hereunder shall be at TeleBeams offices in State College, Pennsylvania.  The principal location of the Employees duties shall not be transferred without the Employees consent.
	2.	Term.  The Employees employment hereunder shall be for a
period of three (3) years, commencing upon the Effective Date.
Notwithstanding the foregoing:  (i) the Company may terminate the
Employees employment at any time (A) upon fifteen (15) days prior written notice for any reason or for no reason, or (B) without prior notice for cause (as defined below); and (ii) the Employee may terminate the
Employees employment at any time without prior notice for any reason or for no reason.  For purposes of this Agreement, the Employees employment shall be deemed to have been terminated for cause in the event the Company terminates it as a result of:
		(a)	the Employees breach of his confidentiality obligations
specified in Section 5;
		(b)	the willful failure or refusal by the Employee to
perform any of his material employment duties or his material obligations under this Agreement which shall not have ceased or been corrected within fifteen (15) days following a written warning from the Company; or
		(c)	the commission of any act or the failure to act by the
Employee which constitutes a crime or offense involving money or other property of any of the CEI Companies (as defined in Section 5) or which constitutes a felony in the jurisdiction involved.
	3.	Severance Compensation.
		3.1	General Rule.  Unless the provisions of Section 3.2
apply, in the event of the termination of the Employees employment by the Company other than for cause prior to the expiration of the three (3) year term referred to in Section 2, the Company shall be obligated to pay to the Employee, within fifteen (15) days after the date of termination, an amount equal to the greater of: (i) fifty percent (50%) of the Employees annual salary determined as of the date of termination of employment, or
(ii) the aggregate salary otherwise payable to the Employee for the balance of the three (3) year term referred to in Section 2, determined as of the date of termination of employment.
		3.2	Change of Control.  If, during the term of this
Agreement, the Employees employment with the Company is terminated after a change of control (as defined below), either by the Employee or by the
Company other than for cause, the Company shall pay to the Employee, within fifteen (15) days of the date of termination of employment, an amount equal to the greater of: (i) the amount payable to the Employee as determined by the application of the provisions of Section 3.1, or (ii)
two (2) times the amount of the Employees annual salary, determined as of the date of termination of employment.  The Company shall be obligated to make such payment in lieu of, and not in addition to, the Companys payment obligations under Section 3.1. For purposes of this Agreement, a change of control shall be deemed to have occurred in the event of: (i) the acquisition, directly or indirectly, by any person or entity, or persons or entities acting in concert, whether by purchase, merger, consolidation or otherwise, of voting power over that number of voting shares of the capital stock of either the Company or CEI which, when combined with the existing voting power of such persons or entities, would enable them to cast fifty percent (50%) or more of the votes which all shareholders of the Company or CEI, respectively, would be entitled to cast in the election of directors of either the Company or CEI, or (ii) the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to a transferee other than CEI or a company or entity of which a controlling interest is owned by CEI.
		3.3	Termination for Cause.  In the event of the termination
of the Employees employment at any time by the Company for cause, the
Company shall have no obligation to pay the Employee any sums following the termination of his employment.
	4.	Compensation.  As compensation for the performance of his
employment duties, during the term hereof the Company shall pay or provide to the Employee the following:
		(a)	A salary in the annual amount of One Hundred Thirty
Thousand Dollars ($130,000.00), payable in accordance with the Companys normal payroll practices in effect from time to time.  The Employees salary shall be reviewed by the Board at the same time and in the same manner as is customary for the employees of CEI and its subsidiaries and may be increased, in the sole discretion of the Board, based upon the
Employees satisfactory performance of his employment duties.
		(b)	The provision of those fringe benefits which were
provided to the Employee in his position as President and Chief Executive Officer of TeleBeam as of the Effective Date under plans or insurance policies maintained by the Company from time to time.  Such fringe benefits include four (4) weeks paid vacation, personal use of a Company automobile, medical health and disability insurance coverage, inclusion in the Companys 401(k) profit sharing plan, and reimbursement of business expenses under policies similar to those in effect with TeleBeam.
		(c)	Maintenance of a life insurance policy insuring the
Employees life in accordance with CEIs current policies.
		(d)	Participation in CEIs Executive Incentive Compensation
Plan and Stock Option Plan.
	5.	Confidentiality.  The Employee acknowledges that he has had, and in fulfilling his duties under this Agreement he will have, access to confidential information regarding the business and financial affairs of the Company, CEI, and/or the other subsidiaries of CEI (collectively, the
CEI Companies).  The Employee hereby agrees to hold all such information in the strictest confidence, to discuss such information only with authorized personnel of the CEI Companies, and, except as required by law or compelled by legal process, to refrain from disclosing such information to any other party, both during the term of this Agreement and after the termination hereof. The provisions of this Section 5 shall not apply to information, which is or becomes generally available to or known by the public other than as a result of disclosure by the Employee.
	6.	Covenant Not to Compete.  The Employee agrees that, in order to protect the legitimate interests and property rights of the Employer and in consideration of the payment of Fifty Thousand Dollars ($50,000.00)
by the Company to the Employee on the Effective Date, for a period of one
(1) year after the termination of the Employees employment with the
Company (regardless of the reason for the termination), the Employee shall not:
		(a)	Engage, directly or indirectly, either as owner,
partner, agent, employee, consultant, member, or shareholder, or otherwise operate, control, join or participate in, lend money to, or be connected with any commercial enterprise or business which is engaged within the Territory (as defined below) in any facet of the telecommunications business carried on by any of the CEI Companies as of the date of termination of the Employees employment;
		(b)	Approach, solicit, contact, or otherwise establish a
business relationship with any customer of any of the CEI Companies or any prospective customer of any of the CEI Companies with whom any of such companies has had significant contact on or before the date of termination of the Employees employment, for a purpose related to the business carried on by any of the CEI Companies as of the date of termination of the
Employees employment;
		(c)	Assist any other person, partnership, corporation,
limited liability company, or other entity in the pursuit of the activities from which the Employee is prohibited in engaging under the provisions of Subsections (a) and (b) above; or
		(d)	Induce by active solicitation any present or future
employees or agents of the Company or the other CEI Companies to directly or indirectly engage in any competitive business or to terminate their employment with any of the CEI Companies.
For purposes of this Agreement, the term Territory shall mean those geographical areas encompassed by the State College, Reading, Pottsville, Sunbury, and Williamsport Basic Trading Areas, as defined by the Federal Communications Commission for the issuance of personal communication services licenses. Nothing contained in this Section 6 shall prohibit the Employee from: (i) investing in and owning securities issued by any publiclyheld company which are traded on any recognized securities exchange or in the overthecounter market; or (ii) accepting employment, after termination of his employment with the Company, with a customer of the Company which is not a significant customer.
 	7.	Equitable Relief.  The Employee recognizes and agrees that, in the event of a breach or threatened breach of his covenants and obligations contained in Section 5 and/or Section 6 of this Agreement, the Company will suffer irreparable harm and damage, that such harm and damage may be extremely difficult or impossible to quantify, and that therefore the Company shall be entitled to injunctive relief.  Nothing contained herein, however, shall be construed as precluding the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages at law.
	8.	Restrictions Excessive.  In the event the restrictions imposed by the covenant contained in Section 6 are deemed by any court having jurisdiction to be unreasonable or otherwise unenforceable by reason of their duration, territory or the scope of the activities prohibited, it is agreed by the parties that such court may construe and enforce this
Agreement by reducing the time period, territory, or scope of activities to an extent which such court deems to be reasonable and enforceable.
	9.	Arbitration.  Except as otherwise provided in Section 7
hereof, any claim or controversy between the parties arising out of or relating to this Agreement shall be settled by a single arbitrator in an arbitration held in Harrisburg, Pennsylvania in accordance with the thengoverning commercial rules of the American Arbitration Association.
The judgment of the arbitrator shall be final and binding on the parties, and may be entered and enforced in any court of competent jurisdiction.
	10.	Severability.  If any provision or provisions of this
Agreement shall be deemed to contravene or be invalid under the laws of any jurisdiction where this Agreement is in force, the parties agree that such contravention or invalidity shall not invalidate the entire
Agreement, but it shall be construed as not containing the particular provision or provisions held to be invalid and the rights and obligations of the parties shall be construed and enforced accordingly.
	11.	Notices.  All notices, consents, waivers or other
communications which are required or permitted hereunder shall be sufficient if given in writing and delivered personally, by overnight mail service, by facsimile transmission (which is confirmed) or by registered or certified mail, return receipt requested, postage prepaid, as follows
(or to such other addressee or address as shall be set forth in a notice given in the same manner):

	If to the Company:

	c/o Conestoga Enterprises, Inc.
	202 East First Street
	Birdsboro, PA 19508
	Attention:  Albert H. Kramer, President
	(610) 5826475 (Fax)

	With a required copy to:

	Barley, Snyder, Senft & Cohen, LLC
	501 Washington Street, Fifth Floor
	P. O. Box 942
	Reading, PA 196030942
	Attention:  John S. Hibschman, Esquire
	(610) 3765243 (Fax)

	If to the Employee:

	Ara M. Kervandjian
	467 East Beaver Avenue
	State College, PA 16801
	(814) 2344821 (Fax)

	With a required copy to:

	Saul, Ewing, Remick & Saul
	1055 Westlakes Drive, Suite 150
	Berwyn, PA 19312
	Attention:  David S. Antzis, Esquire
	(610) 4084401 (Fax)

	All such notices shall be deemed to have been given three business days after mailing if sent by registered or certified mail, one business day after mailing if sent by overnight courier service or on the date transmitted if sent by facsimile transmission.



	12.	Miscellaneous.
		(a)	This Agreement shall be construed, interpreted and
enforced in accordance with the laws (but not the law of conflict of laws)
of the Commonwealth of Pennsylvania.
		(b)	This Agreement and its provisions shall be binding upon
and inure to the benefit of the respective legal representatives, successors, heirs, and permitted assigns of the parties.  The Employee shall not assign any of his rights nor delegate any of his duties under this Agreement without the prior written consent of the Company.
		(c)	This Agreement constitutes the entire Agreement between
the parties and supersedes all prior negotiations, understandings and agreements of any nature whatsoever, whether oral or written, with respect to the subject matter hereof. No amendment, waiver or discharge of any provision of this Agreement shall be effective against any party, unless that party shall have consented thereto in writing.
		(d)	The headings to the sections of this Agreement are
inserted only for convenience of reference and are not intended, nor shall they be construed, to modify, define, limit or expand the intent of the parties as expressed in this Agreement.








	IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

WITNESS:						TE MERGER CORPORATION


__________________________________	By:_________________________________
			     	Albert H. Kramer,
				Chairman of the Board



__________________________________	By:__________________________(SEAL)
						      Ara  M. Kervandjian



	INTENDING TO BE LEGALLY BOUND HEREBY, CONESTOGA ENTERPRISES, INC. hereby guarantees the performance of all of the obligations of and payment of all sums due from TE Merger Corporation under the foregoing Employment Agreement.


							CONESTOGA ENTERPRISES, INC.

						By:_________________________________
						      President

	EMPLOYMENT AGREEMENT


	THIS AGREEMENT is made November 12, 1999, by and between TE MERGER CORPORATION (the Company), a Pennsylvania corporation, and TROY A. KNECHT (the Employee), of State College, Centre County, Pennsylvania.


	BACKGROUND


	Pursuant to an Agreement and Plan of Merger dated November 3, 1999, by and among Conestoga Enterprises, Inc. (CEI), TeleBeam, Incorporated (TeleBeam) and the Company, TeleBeam in the near future will be merged with and into the Company, which will be the surviving corporation. Pursuant to such plan of merger (the Plan of Merger), as of the Effective Date of the merger specified therein (the Effective Date), the corporate name of the Company will become TeleBeam, Incorporated. The Employee is currently Vice President of Technical Operations of TeleBeam and the parties have agreed that he shall be employed by the Company as of the Effective Date under the terms and provisions contained in this Agreement.


	AGREEMENT


	Therefore, each intending to be legally bound hereby, the parties agree as follows:
	1.	Employment and Employment Duties. Subject to the consummation of the Merger (as defined in the Plan of Merger) and as of the Effective
Date, under the terms and conditions contained in this Agreement, the
Company employs the Employee as Vice President of Technical Operations and
the Employee accepts such employment.  The Employees employment duties shall be those commensurate with his position, assigned by the President of the Company. The Employee shall report directly to the President. The Employees employment shall be on a fulltime basis and he shall not be engaged or employed in other business activities (whether for pecuniary advantage or not) during the term of this Agreement, except that the
Employee shall be permitted to serve on the boards of directors of business or charitable organizations, provided such services do not materially affect the performance of his duties hereunder.  The Employee shall discharge his employment duties in a diligent and conscientious fashion.  The principal location at which the Employee shall perform his duties hereunder shall be at TeleBeams offices in State College,
Pennsylvania. The principal location of the Employees duties shall not be transferred without the Employees consent.
	2.	Term.  The Employees employment hereunder shall be for a
period of two (2) years, commencing upon the Effective Date.
Notwithstanding the foregoing:  (i) the Company may terminate the
Employees employment at any time (A) upon fifteen (15) days prior written notice for any reason or for no reason, or (B) without prior notice for cause (as defined below); and (ii) the Employee may terminate the
Employees employment at any time without prior notice for any reason or for no reason.  For purposes of this Agreement, the Employees employment shall be deemed to have been terminated for cause in the event the Company terminates it as a result of:
		(a)	the Employees breach of his confidentiality obligations
specified in Section 5;
		(b)	the willful failure or refusal by the Employee to
perform any of his material employment duties or his material obligations under this Agreement which shall not have ceased or been corrected within fifteen (15) days following a written warning from the Company; or
		(c)	the commission of any act or the failure to act by the
Employee which constitutes a crime or offense involving money or other property of any of the CEI Companies (as defined in Section 5) or which constitutes a felony in the jurisdiction involved.
	3.	Severance Compensation.
		3.1	General Rule.  Unless the provisions of Section 3.2
apply, in the event of the termination of the Employees employment by the Company other than for cause prior to the expiration of the two (2) year term referred to in Section 2, the Company shall be obligated to pay to the Employee, within fifteen (15) days after the date of termination, an amount equal to the greater of: (i) fifty percent (50%) of the Employees annual salary determined as of the date of termination of employment, or
(ii) the aggregate salary otherwise payable to the Employee for the balance of the two (2) year term referred to in Section 2, determined as of the date of termination of employment.
		3.2	Change of Control.  If, during the term of this
Agreement, the Employees employment with the Company is terminated after a change of control (as defined below), either by the Employee or by the
Company other than for cause, the Company shall pay to the Employee, within fifteen (15) days of the date of termination of employment, an amount equal to the greater of: (i) the amount payable to the Employee as determined by the application of the provisions of Section 3.1, or (ii)
one and onehalf (1.5) times the amount of the Employees annual salary, determined as of the date of termination of employment. The Company shall be obligated to make such payment in lieu of, and not in addition to, the Companys payment obligations under Section 3.1. For purposes of this Agreement, a change of control shall be deemed to have occurred in the event of: (i) the acquisition, directly or indirectly, by any person or entity, or persons or entities acting in concert, whether by purchase, merger, consolidation or otherwise, of voting power over that number of voting shares of the capital stock of either the Company or CEI which, when combined with the existing voting power of such persons or entities, would enable them to cast fifty percent (50%) or more of the votes which all shareholders of the Company or CEI, respectively, would be entitled to cast in the election of directors of either the Company or CEI, or (ii)
the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to a transferee other than CEI or a company or entity of which a controlling interest is owned by CEI.
		3.3	Termination for Cause.  In the event of the termination
of the Employees employment at any time by the Company for cause, the
Company shall have no obligation to pay the Employee any sums following the termination of his employment.
	4.	Compensation.  As compensation for the performance of his
employment duties, during the term hereof the Company shall pay or provide to the Employee the following:
		(a)	A salary in the annual amount of Seventyfive Thousand
Dollars ($75,000.00), payable in accordance with the Companys normal payroll practices in effect from time to time.  The Employees salary shall be reviewed by the Board at the same time and in the same manner as is customary for the employees of CEI and its subsidiaries and may be increased, in the sole discretion of the Board, based upon the Employees satisfactory performance of his employment duties.
		(b)	The provision of those fringe benefits which were
provided to the Employee in his position as Vice President of Technical Operations of TeleBeam as of the Effective Date under plans or insurance policies maintained by the Company from time to time. Such fringe benefits include three (3) weeks paid vacation, medical health and disability insurance coverage, inclusion in the Companys 401(k) profit sharing plan, and reimbursement of business expenses under policies similar to those in effect with TeleBeam.
		(c)	Maintenance of a life insurance policy insuring the
Employees life in accordance with CEIs current policies.
		(d)	Participation in CEIs Executive Incentive Compensation
Plan and Stock Option Plan.
	5.	Confidentiality.  The Employee acknowledges that he has had, and in fulfilling his duties under this Agreement he will have, access to confidential information regarding the business and financial affairs of the Company, CEI, and/or the other subsidiaries of CEI (collectively, the
CEI Companies).  The Employee hereby agrees to hold all such information in the strictest confidence, to discuss such information only with authorized personnel of the CEI Companies, and, except as required by law or compelled by legal process, to refrain from disclosing such information to any other party, both during the term of this Agreement and after the termination hereof. The provisions of this Section 5 shall not apply to information, which is or becomes generally available to or known by the public other than as a result of disclosure by the Employee.
	6.	Covenant Not to Compete.  The Employee agrees that, in order to protect the legitimate interests and property rights of the Employer, and in consideration of the payment of Thirty Thousand Dollars
($30,000.00) by the Company to the Employee on the Effective Date, for a
period of one (1) year after the termination of the Employees employment with the Company (regardless of the reason for the termination), the
Employee shall not:
		(a)	Engage, directly or indirectly, either as owner,
partner, agent, employee, consultant, member, or shareholder, or otherwise operate, control, join or participate in, lend money to, or be connected with any commercial enterprise or business which is engaged within the Territory (as defined below) in any facet of the telecommunications business carried on by any of the CEI Companies as of the date of termination of the Employees employment;
		(b)	Approach, solicit, contact, or otherwise establish a
business relationship with any customer of any of the CEI Companies or any prospective customer of any of the CEI Companies with whom any of such companies has had significant contact on or before the date of termination of the Employees employment, for a purpose related to the business carried on by any of the CEI Companies as of the date of termination of the
Employees employment;
		(c)	Assist any other person, partnership, corporation,
limited liability company, or other entity in the pursuit of the activities from which the Employee is prohibited in engaging under the provisions of Subsections (a) and (b) above; or
		(d)	Induce by active solicitation any present or future
employees or agents of the Company or the other CEI Companies to directly or indirectly engage in any competitive business or to terminate their employment with any of the CEI Companies.
For purposes of this Agreement, the term Territory shall mean those geographical areas encompassed by the State College, Reading, Pottsville, Sunbury, and Williamsport Basic Trading Areas, as defined by the Federal Communications Commission for the issuance of personal communication services licenses. Nothing contained in this Section 6 shall prohibit the Employee from: (i) investing in and owning securities issued by any publiclyheld company which are traded on any recognized securities exchange or in the overthecounter market; or (ii) accepting employment, after termination of his employment with the Company, with a customer of the Company which is not a significant customer.
	7.	Equitable Relief.  The Employee recognizes and agrees that, in the event of a breach or threatened breach of his covenants and obligations contained in Section 5 and/or Section 6 of this Agreement, the Company will suffer irreparable harm and damage, that such harm and damage may be extremely difficult or impossible to quantify, and that therefore the Company shall be entitled to injunctive relief.  Nothing contained herein, however, shall be construed as precluding the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages at law.
	8.	Restrictions Excessive.  In the event the restrictions imposed by the covenant contained in Section 6 are deemed by any court having jurisdiction to be unreasonable or otherwise unenforceable by reason of their duration, territory or the scope of the activities prohibited, it is agreed by the parties that such court may construe and enforce this
Agreement by reducing the time period, territory, or scope of activities to an extent which such court deems to be reasonable and enforceable.
	9.	Arbitration.  Except as otherwise provided in Section 7
hereof, any claim or controversy between the parties arising out of or relating to this Agreement shall be settled by a single arbitrator in an arbitration held in Harrisburg, Pennsylvania in accordance with the thengoverning commercial rules of the American Arbitration Association.
The judgment of the arbitrator shall be final and binding on the parties, and may be entered and enforced in any court of competent jurisdiction.
	10.	Severability.  If any provision or provisions of this
Agreement shall be deemed to contravene or be invalid under the laws of any jurisdiction where this Agreement is in force, the parties agree that such contravention or invalidity shall not invalidate the entire
Agreement, but it shall be construed as not containing the particular provision or provisions held to be invalid and the rights and obligations of the parties shall be construed and enforced accordingly.
	11.	Notices.  All notices, consents, waivers or other
communications which are required or permitted hereunder shall be sufficient if given in writing and delivered personally, by overnight mail service, by facsimile transmission (which is confirmed) or by registered or certified mail, return receipt requested, postage prepaid, as follows
(or to such other addressee or address as shall be set forth in a notice given in the same manner):

	If to the Company:

	c/o Conestoga Enterprises, Inc.
	202 East First Street
	Birdsboro, PA 19508
	Attention:  Albert H. Kramer, President
	(610) 5826475 (Fax)


	With a required copy to:

	Barley, Snyder, Senft & Cohen, LLC
	501 Washington Street, Fifth Floor
	P. O. Box 942
	Reading, PA 196030942
	Attention:  John S. Hibschman, Esquire
	(610) 3765243 (Fax)

	If to the Employee:

	Troy A. Knecht
	987 Oakwood Avenue
	State College, PA 16801
	(814) 2383426

	With a required copy to:

	Saul, Ewing, Remick & Saul
	1055 Westlakes Drive, Suite 150
	Berwyn, PA 19312
	Attention:  David S. Antzis, Esquire
	(610) 4084401 (Fax)

	All such notices shall be deemed to have been given three business days after mailing if sent by registered or certified mail, one business day after mailing if sent by overnight courier service or on the date transmitted if sent by facsimile transmission.
	12.	Miscellaneous.
		(a)	This Agreement shall be construed, interpreted and
enforced in accordance with the laws (but not the law of conflict of laws)
of the Commonwealth of Pennsylvania.
		(b)	This Agreement and its provisions shall be binding upon
and inure to the benefit of the respective legal representatives, successors, heirs, and permitted assigns of the parties.  The Employee shall not assign any of his rights nor delegate any of his duties under this Agreement without the prior written consent of the Company.
		(c)	This Agreement constitutes the entire Agreement between
the parties and supersedes all prior negotiations, understandings and agreements of any nature whatsoever, whether oral or written, with respect to the subject matter hereof. No amendment, waiver or discharge of any provision of this Agreement shall be effective against any party, unless that party shall have consented thereto in writing.
		(d)	The headings to the sections of this Agreement are
inserted only for convenience of reference and are not intended, nor shall they be construed, to modify, define, limit or expand the intent of the parties as expressed in this Agreement.



	IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

WITNESS:						TE MERGER CORPORATION



__________________________________	By:_________________________________
							Ara M. Kervandjian, President




__________________________________	By:__________________________(SEAL)
							Troy A. Knecht



	INTENDING TO BE LEGALLY BOUND HEREBY, CONESTOGA ENTERPRISES, INC. hereby guarantees the performance of all of the obligations of and payment of all sums due from TE Merger Corporation under the foregoing Employment Agreement.


							CONESTOGA ENTERPRISES, INC.

						By:_________________________________
							President



	EMPLOYMENT AGREEMENT


	THIS AGREEMENT is made November 12, 1999, by and between TE MERGER CORPORATION (the Company), a Pennsylvania corporation, and HEIDI A. NICHOLAS (the Employee), of State College, Centre County, Pennsylvania.


	BACKGROUND


	Pursuant to an Agreement and Plan of Merger dated November 3, 1999, by and among Conestoga Enterprises, Inc. (CEI), TeleBeam, Incorporated (TeleBeam) and the Company, TeleBeam in the near future will be merged with and into the Company, which will be the surviving corporation. Pursuant to such plan of merger (the Plan of Merger), as of the Effective Date of the merger specified therein (the Effective Date), the corporate name of the Company will become TeleBeam, Incorporated. The Employee is currently Senior Vice President of Finance and Chief Financial Officer of TeleBeam and the parties have agreed that she shall be employed by the Company as of the Effective Date under the terms and provisions contained in this Agreement.


	AGREEMENT


	Therefore, each intending to be legally bound hereby, the parties agree as follows:
	1.	Employment and Employment Duties.  Subject to the consummation of the Merger (as defined in the Plan of Merger) and as of the Effective
Date, under the terms and conditions contained in this Agreement, the
Company employs the Employee as Senior Vice President of Finance and Chief Financial Officer and the Employee accepts such employment. The Employees employment duties shall be those commensurate with her position, assigned by the President of the Company.  The Employee shall report directly to the President.  The Employees employment shall be on a fulltime basis and she shall not be engaged or employed in other business activities (whether for pecuniary advantage or not) during the term of this Agreement, except that the Employee shall be permitted to serve on the boards of directors of business or charitable organizations, provided such services do not materially affect the performance of her duties hereunder. The Employee shall discharge her employment duties in a diligent and conscientious fashion.  The principal location at which the Employee shall perform her duties hereunder shall be at TeleBeams offices in State College,
Pennsylvania. The principal location of the Employees duties shall not be transferred without the Employees consent.
	2.	Term.  The Employees employment hereunder shall be for a
period of two (2) years, commencing upon the Effective Date.
Notwithstanding the foregoing:  (i) the Company may terminate the
Employees employment at any time (A) upon fifteen (15) days prior written notice for any reason or for no reason, or (B) without prior notice for cause (as defined below); and (ii) the Employee may terminate the
Employees employment at any time without prior notice for any reason or for no reason.  For purposes of this Agreement, the Employees employment shall be deemed to have been terminated for cause in the event the Company terminates it as a result of:
		(a)	the Employees breach of her confidentiality obligations
specified in Section 5;
		(b)	the willful failure or refusal by the Employee to
perform any of her material employment duties or her material obligations under this Agreement which shall not have ceased or been corrected within fifteen (15) days following a written warning from the Company; or
		(c)	the commission of any act or the failure to act by the
Employee which constitutes a crime or offense involving money or other property of any of the CEI Companies (as defined in Section 5) or which constitutes a felony in the jurisdiction involved.
	3.	Severance Compensation.
		3.1	General Rule.  Unless the provisions of Section 3.2
apply, in the event of the termination of the Employees employment by the Company other than for cause prior to the expiration of the two (2) year term referred to in Section 2, the Company shall be obligated to pay to the Employee, within fifteen (15) days after the date of termination, an amount equal to the greater of: (i) fifty percent (50%) of the Employees annual salary determined as of the date of termination of employment, or
(ii) the aggregate salary otherwise payable to the Employee for the balance of the two (2) year term referred to in Section 2, determined as of the date of termination of employment.
		3.2	Change of Control.  If, during the term of this
Agreement, the Employees employment with the Company is terminated after a change of control (as defined below), either by the Employee or by the
Company other than for cause, the Company shall pay to the Employee, within fifteen (15) days of the date of termination of employment, an amount equal to the greater of: (i) the amount payable to the Employee as determined by the application of the provisions of Section 3.1, or (ii)
one and onehalf (1.5) times the amount of the Employees annual salary, determined as of the date of termination of employment. The Company shall be obligated to make such payment in lieu of, and not in addition to, the Companys payment obligations under Section 3.1. For purposes of this Agreement, a change of control shall be deemed to have occurred in the event of: (i) the acquisition, directly or indirectly, by any person or entity, or persons or entities acting in concert, whether by purchase, merger, consolidation or otherwise, of voting power over that number of voting shares of the capital stock of either the Company or CEI which, when combined with the existing voting power of such persons or entities, would enable them to cast fifty percent (50%) or more of the votes which all shareholders of the Company or CEI, respectively, would be entitled to cast in the election of directors of either the Company or CEI, or (ii)
the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to a transferee other than CEI or a company or entity of which a controlling interest is owned by CEI.
		3.3	Termination for Cause.  In the event of the termination
of the Employees employment at any time by the Company for cause, the
Company shall have no obligation to pay the Employee any sums following the termination of her employment.
	4.	Compensation.  As compensation for the performance of her
employment duties, during the term hereof the Company shall pay or provide to the Employee the following:
		(a)	A salary in the annual amount of One Hundred Ten
Thousand Dollars ($110,000.00), payable in accordance with the Companys normal payroll practices in effect from time to time.  The Employees salary shall be reviewed by the Board at the same time and in the same manner as is customary for the employees of CEI and its subsidiaries and may be increased, in the sole discretion of the Board, based upon the
Employees satisfactory performance of her employment duties.
		(b)	The provision of those fringe benefits which were
provided to the Employee in her position as Senior Vice President of
Finance and Chief Financial Officer of TeleBeam as of the Effective Date
under plans or insurance policies maintained by the Company from time to time. Such fringe benefits include three (3) weeks paid vacation, medical health and disability insurance coverage, inclusion in the Companys 401(k) profit sharing plan, and reimbursement of business expenses under policies similar to those in effect with TeleBeam.
		(c)	Maintenance of a life insurance policy insuring the
Employees life in accordance with CEIs current policies.
		(d)	Participation in CEIs Executive Incentive Compensation
Plan and Stock Option Plan.
	5.	Confidentiality.  The Employee acknowledges that she has had, and in fulfilling her duties under this Agreement she will have, access to confidential information regarding the business and financial affairs of the Company, CEI, and/or the other subsidiaries of CEI (collectively, the
CEI Companies).  The Employee hereby agrees to hold all such information in the strictest confidence, to discuss such information only with authorized personnel of the CEI Companies, and, except as required by law or compelled by legal process, to refrain from disclosing such information to any other party, both during the term of this Agreement and after the termination hereof. The provisions of this Section 5 shall not apply to information, which is or becomes generally available to or known by the public other than as a result of disclosure by the Employee.
	6.	Covenant Not to Compete.  The Employee agrees that, in order to protect the legitimate interests and property rights of the Employer and in consideration of the payment of Thirtyfive Thousand Dollars
($35,000.00) by the Company to the Employee on the Effective Date, for a
period of one (1) year after the termination of the Employees employment with the Company (regardless of the reason for the termination), the
Employee shall not:
		(a)	Engage, directly or indirectly, either as owner,
partner, agent, employee, consultant, member, or shareholder, or otherwise operate, control, join or participate in, lend money to, or be connected with any commercial enterprise or business which is engaged within the Territory (as defined below) in any facet of the telecommunications business carried on by any of the CEI Companies as of the date of termination of the Employees employment;
		(b)	Approach, solicit, contact, or otherwise establish a
business relationship with any customer of any of the CEI Companies or any prospective customer of any of the CEI Companies with whom any of such companies has had significant contact on or before the date of termination of the Employees employment, for a purpose related to the business carried on by any of the CEI Companies as of the date of termination of the
Employees employment;
		(c)	Assist any other person, partnership, corporation,
limited liability company, or other entity in the pursuit of the activities from which the Employee is prohibited in engaging under the provisions of Subsections (a) and (b) above; or
		(d)	Induce by active solicitation any present or future
employees or agents of the Company or the other CEI Companies to directly or indirectly engage in any competitive business or to terminate their employment with any of the CEI Companies.
For purposes of this Agreement, the term Territory shall mean those geographical areas encompassed by the State College, Reading, Pottsville, Sunbury, and Williamsport Basic Trading Areas, as defined by the Federal Communications Commission for the issuance of personal communication services licenses. Nothing contained in this Section 6 shall prohibit the Employee from: (i) investing in and owning securities issued by any publiclyheld company which are traded on any recognized securities exchange or in the overthecounter market; or (ii) accepting employment, after termination of her employment with the Company, with a customer of the Company which is not a significant customer.
	7.	Equitable Relief.  The Employee recognizes and agrees that, in the event of a breach or threatened breach of her covenants and obligations contained in Section 5 and/or Section 6 of this Agreement, the Company will suffer irreparable harm and damage, that such harm and damage may be extremely difficult or impossible to quantify, and that therefore the Company shall be entitled to injunctive relief.  Nothing contained herein, however, shall be construed as precluding the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages at law.
	8.	Restrictions Excessive.  In the event the restrictions imposed by the covenant contained in Section 6 are deemed by any court having jurisdiction to be unreasonable or otherwise unenforceable by reason of their duration, territory or the scope of the activities prohibited, it is agreed by the parties that such court may construe and enforce this
Agreement by reducing the time period, territory, or scope of activities to an extent which such court deems to be reasonable and enforceable.
	9.	Arbitration.  Except as otherwise provided in Section 7
hereof, any claim or controversy between the parties arising out of or relating to this Agreement shall be settled by a single arbitrator in an arbitration held in Harrisburg, Pennsylvania in accordance with the thengoverning commercial rules of the American Arbitration Association.
The judgment of the arbitrator shall be final and binding on the parties, and may be entered and enforced in any court of competent jurisdiction.
	10.	Severability.  If any provision or provisions of this
Agreement shall be deemed to contravene or be invalid under the laws of any jurisdiction where this Agreement is in force, the parties agree that such contravention or invalidity shall not invalidate the entire
Agreement, but it shall be construed as not containing the particular provision or provisions held to be invalid and the rights and obligations of the parties shall be construed and enforced accordingly.
	11.	Notices.  All notices, consents, waivers or other
communications which are required or permitted hereunder shall be sufficient if given in writing and delivered personally, by overnight mail service, by facsimile transmission (which is confirmed) or by registered or certified mail, return receipt requested, postage prepaid, as follows
(or to such other addressee or address as shall be set forth in a notice given in the same manner):

	If to the Company:

	c/o Conestoga Enterprises, Inc.
	202 East First Street
	Birdsboro, PA 19508
	Attention:  Albert H. Kramer, President
	(610) 5826475 (Fax)


	With a required copy to:

	Barley, Snyder, Senft & Cohen, LLC
	501 Washington Street, Fifth Floor
	P. O. Box 942
	Reading, PA 196030942
	Attention:  John S. Hibschman, Esquire
	(610) 3765243 (Fax)

	If to the Employee:

	Heidi A. Nicholas
	1003 Greenbriar Drive
	State College, PA 16801
	(814) 2310996

	With a required copy to:

	Saul, Ewing, Remick & Saul
	1055 Westlakes Drive, Suite 150
	Berwyn, PA 19312
	Attention:  David S. Antzis, Esquire
	(610) 4084401 (Fax)

	All such notices shall be deemed to have been given three business days after mailing if sent by registered or certified mail, one business day after mailing if sent by overnight courier service or on the date transmitted if sent by facsimile transmission.
	12.	Miscellaneous.
		(a)	This Agreement shall be construed, interpreted and
enforced in accordance with the laws (but not the law of conflict of laws)
of the Commonwealth of Pennsylvania.
		(b)	This Agreement and its provisions shall be binding upon
and inure to the benefit of the respective legal representatives, successors, heirs, and permitted assigns of the parties.  The Employee shall not assign any of her rights nor delegate any of her duties under this Agreement without the prior written consent of the Company.
		(c)	This Agreement constitutes the entire Agreement between
the parties and supersedes all prior negotiations, understandings and agreements of any nature whatsoever, whether oral or written, with respect to the subject matter hereof. No amendment, waiver or discharge of any provision of this Agreement shall be effective against any party, unless that party shall have consented thereto in writing.
		(d)	The headings to the sections of this Agreement are
inserted only for convenience of reference and are not intended, nor shall they be construed, to modify, define, limit or expand the intent of the parties as expressed in this Agreement.



	IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

WITNESS:						TE MERGER CORPORATION


__________________________________	By:_________________________________
							Ara M. Kervandjian, President



__________________________________	By:__________________________(SEAL)
							Heidi A. Nicholas


	INTENDING TO BE LEGALLY BOUND HEREBY, CONESTOGA ENTERPRISES, INC. hereby guarantees the performance of all of the obligations of and payment of all sums due from TE Merger Corporation under the foregoing Employment Agreement.


							CONESTOGA ENTERPRISES, INC.

						By:_________________________________
							President